UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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Ballantyne Strong, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT AND NOTICE

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

to be held at

4201 Congress Street, Suite 175

Charlotte, North Carolina 28209

on

December 17, 2019 at 10:00 a.m. (local time)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held December 17, 2019

The 2019 Annual Meeting of Stockholders of Ballantyne Strong, Inc. will be held at our principal executive offices located at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209, on December 17, 2019 at 10:00 a.m., local time (including any adjournments or postponements thereof, the “Annual Meeting”), for the following purposes:

1.	To elect the seven director nominees named in the Proxy Statement to our Board of Directors until our 2020 Annual Meeting of Stockholders.

2.	To approve the amendment and restatement of our 2017 Omnibus Equity Compensation Plan to increase the number of shares authorized for issuance under the plan and to extend the expiration date of the plan.

3.	To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers, as described in the Proxy Statement.

4.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

5.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Only those stockholders of record at the close of business on October 29, 2019 shall be entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please vote your proxy card as soon as possible to assure a quorum. Please vote in one of these three ways:

(1)	Visit the website at www.proxyvote.com and have your proxy card in hand to vote through the Internet, or

(2)	Use the toll-free telephone number listed on the proxy card, or

(3)	Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

If you vote on the website or by telephone, you do not need to return a proxy card by mail, unless you wish to change or revoke your vote.

Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you are not there in person. Stockholders who have previously voted but attend the Annual Meeting may withdraw their proxy if they wish to do so, and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 17, 2019: The Company’s Proxy Statement, its Annual Report on Form 10-K for the year ended December 31, 2018 and this Notice are available at www.ballantynestrong.com or www.proxyvote.com.

Dated this 30th day of October, 2019.

By Order of the Board of Directors,

D. Kyle Cerminara Chairman and Chief Executive Officer

BALLANTYNE STRONG, INC.

2019 Annual Meeting Proxy Statement Summary

Below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Date, Time and Location of Annual Meeting	December 17, 2019 at 10:00 a.m., Eastern Time Headquarters of Ballantyne Strong, Inc. 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209

Management Proposals	1.	Election of seven director nominees (all incumbent directors) to serve until Ballantyne’s 2020 Annual Meeting: D. Kyle Cerminara, Lewis M. Johnson, William J. Gerber, Colonel Jack H. Jacobs, Charles T. Lanktree, Robert J. Roschman, and Ndamukong Suh.
	2.	Approve the amendment and restatement of Ballantyne’s 2017 Omnibus Equity Compensation Plan to increase the number of shares authorized for issuance under the plan and to extend the expiration date of the plan.
	3.	Approve, on a non-binding advisory basis, the compensation of Ballantyne’s Named Executive Officers.
	4.	Ratify the appointment of Haskell & White LLP as Ballantyne’s independent registered public accounting firm for the 2019 fiscal year.

Our Board of Directors recommends a vote “FOR” each of these proposals.

Director Nominees

You are being asked to vote on these seven director nominees. Directors are elected by a plurality of votes cast. Detailed information about each nominee’s background and areas of expertise can be found beginning on page 8 of the Proxy Statement.

				Committee Membership
Name	Age as of Annual Meeting	Director Since	Principal Occupation	AC	CC	NCGC
D. Kyle Cerminara	42	2015	Chairman and Chief Executive Officer
			Ballantyne Strong, Inc.
Lewis M. Johnson	50	2016	President, Co-Founder and Partner
			Fundamental Global Investors, LLC
William J. Gerber	61	2015	Former Chief Financial Officer
			TD Ameritrade Holding Corporation
Colonel Jack H. Jacobs	74	2018	Professor of Humanities and Public Affairs
			United States Military Academy at West Point
Charles T. Lanktree	70	2015	Chief Executive Officer
			Eggland’s Best, LLC
Robert J. Roschman	54	2015	Owner
			Triple R. Associates, Ltd.
Ndamukong Suh	32	2016	Professional Athlete
			Tampa Bay Buccaneers of the NFL

AC	Audit Committee	Chair of the Committee

CC	Compensation Committee	Committee Member

NCGC	Nominating and Corporate Governance Committee

Corporate Governance Highlights	Corporate governance matters (including director and executive officer bios) are discussed beginning on page 10 of the Proxy Statement. Some highlights include:

●	Director Independence: The Board is composed of a majority of independent directors. All members of the committees of the Board of Directors (Audit, Compensation and Nominating and Corporate Governance) are independent.

●	Board of Directors Leadership Structure and Role of the Board of Directors in Risk Oversight: The summary discusses Mr. Cerminara’s role as Chairman of the Board of Directors, Mr. Johnson’s role as Co-Chairman and the oversight of risks by the Board of Directors and its committees.

●	Hedging and Pledging Policy: Summarizes the recently updated hedging and pledging policy.

●	Voting Standard for Election of Directors: Directors are elected by a plurality of votes cast.

●	Board of Directors Self-Evaluation and Review of Independence of Board of Directors: Annual.

Related Party Transactions	A summary of Ballantyne’s related party transactions for the 2018 and 2017 fiscal years can be found beginning on page 37 of the Proxy Statement.

Director Compensation	A summary of director compensation for the 2018 fiscal year can be found beginning on page 24 of the Proxy Statement. The modified director compensation program adopted on June 6, 2019 is also summarized.

Executive Compensation	An overview of the executive compensation program, including the compensation to executives for 2018 and 2017, can be found beginning on page 16 of the Proxy Statement.

Compensation Consultant	The Compensation Committee engaged Compensation Resources, Inc. as its independent compensation consultant in connection with the amendment and restatement of the 2017 Omnibus Equity Compensation Plan.

Proxy Solicitor

Alliance Advisors LLC. If you have any questions, require any assistance in voting your shares of the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call Alliance Advisors LLC at the following toll-free telephone number: 844-670-2148.

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PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2019

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ballantyne Strong, Inc. (the “Company,” “Ballantyne,” “we,” “our” or “us”). The Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on December 17, 2019 at 10:00 a.m., local time, at the Company’s principal executive offices located at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209. The Company’s telephone number is (704) 994-8279.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on December 17, 2019

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we employ the cost-effective and environmentally-conscious “notice and access” delivery method. This allows us to give our stockholders access to a full set of our proxy materials online. Beginning on or about November 5, 2019, we will send to most of our stockholders, by mail or e-mail, a notice, titled as the Notice of Electronic Availability of Proxy Materials, explaining how to access our proxy materials and vote over the Internet or by telephone. This notice is not a proxy card and cannot be used to vote your shares.

On or about the same day, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the Notice of Electronic Availability of Proxy Materials, including stockholders who have previously requested to receive paper copies of our proxy materials, will receive a copy of this proxy statement, the proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”) by mail. The Notice of Electronic Availability of Proxy Materials also contains instructions on how you can (i) receive a paper copy of the proxy statement, proxy card and Annual Report if you only received a notice by mail, or (ii) elect to receive your proxy statement, proxy card and Annual Report over the Internet next year if you received them by mail this year.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the matters described in the accompanying notice of meeting.

Who is entitled to vote at the Annual Meeting?

The Company has one class of voting shares outstanding. Only stockholders of record of our common stock at the close of business on October 29, 2019 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on the Record Date at the Annual Meeting. As of the close of business on October 29, 2019, the Company had 14,518,756 shares of common stock outstanding, all of which are entitled to vote at the Annual Meeting. A list of stockholders as of the Record Date will be available for inspection during ordinary business hours at our principal executive offices located at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209 for 10 days before the Annual Meeting. Each share of common stock will have one vote on each matter to be voted on at the Annual Meeting. The shares of common stock held in treasury will not be voted.

Who may attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. If you attend the Annual Meeting in person, you will be asked to present photo identification (such as a state-issued driver’s license) and proof that you own shares of Ballantyne common stock before entering the meeting. If you are a holder of record, the top half of your proxy card or your Notice of Electronic Availability of Proxy Materials is your admission ticket. If you hold shares in “street name” (that is, through a bank, broker or other nominee), a recent brokerage statement or a letter from your broker, bank or other nominee showing your holdings of Ballantyne common stock is proof of ownership.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc., then you are a “stockholder of record.” The accompanying Notice of Electronic Availability of Proxy Materials or hard copies of our proxy materials have been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy by completing, signing, dating and returning the enclosed proxy card or following the instructions on the proxy card for voting by Internet or telephone. If your shares are held for you in “street name,” then you are not a stockholder of record. Rather, the broker, bank or other nominee that holds your shares is the stockholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Electronic Availability of Proxy Materials or hard copies of our proxy materials, as well as a voting instruction card, have been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by Internet or telephone, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

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If you want to vote shares that you hold in street name in person at the Annual Meeting, you must bring a legal proxy in your name from the broker, bank, or other nominee that holds your shares.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting action to be taken and the conduct of business at the Annual Meeting. As of the Record Date, 14,518,756 shares of common stock were outstanding. Broker non-votes, abstentions and proxies marked “withhold” for the election of directors will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

May I vote by proxy card or by the Internet or telephone?

You may vote by proxy card or by the Internet or telephone. Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you are not there in person. Please refer to the voting instructions on the Notice of Electronic Availability of Proxy Materials and the proxy card. You may also vote by ballot at the Annual Meeting.

May I change my vote?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting, whether submitted by mail or by the Internet or telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Secretary of the Company at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209 that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy by the Internet or telephone before 11:59 p.m., Eastern Time, on December 16, 2019, or by mail that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Annual Meeting will not revoke your proxy previously given. If you hold your shares in “street name” through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote or obtain a written legal proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

How many votes are required to approve each Proposal?

Proposal One—Election of seven directors named in this proxy statement to the Ballantyne Board of Directors, each to hold office until our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) and until a successor is duly elected and qualified or until the director’s earlier retirement, resignation or removal.

Under our Bylaws, the seven candidates receiving the highest number of “FOR” votes cast by holders of shares represented in person or by proxy at the Annual Meeting will be elected. This number is called a plurality. Properly submitted proxies marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for the director nominee. Similarly, any broker non-votes will be counted for purposes of determining if there is a quorum, but will not be considered to have been voted for the director nominee.

Proposal Two—Amendment and Restatement of the 2017 Omnibus Equity Compensation Plan.

The number of votes cast “FOR” the approval of the amendment and restatement of the Company’s 2017 Omnibus Equity Compensation Plan (the “2017 Plan”) to increase the number of shares authorized for issuance under the 2017 Plan and to extend the expiration date of the 2017 Plan, either in person or by proxy, at the Annual Meeting must exceed the number of votes cast “AGAINST” the amendment and restatement of the 2017 Plan.

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Proposal Three—Advisory Vote on Executive Compensation.

The number of votes cast “FOR” advisory approval of the compensation of our Named Executive Officers, either in person or by proxy, at the Annual Meeting must exceed the number of votes cast “AGAINST” advisory approval.

Proposal Four—Ratification of Independent Registered Public Accounting Firm.

The number of votes cast “FOR” the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, either in person or by proxy, at the Annual Meeting must exceed the number of votes cast “AGAINST” the ratification.

Other Proposals. No other matters are anticipated to be brought before the Annual Meeting.

How does the Board of Directors recommend I vote?

Unless you give instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors unanimously recommends a vote “FOR”:

1.	Election of each of the seven director nominees named in this proxy statement to the Board of Directors until our 2020 Annual Meeting of Stockholders.

2.	Approval of the amendment and restatement of the 2017 Plan to increase the number of shares authorized for issuance under the 2017 Plan and to extend the expiration date of the 2017 Plan.

3.	Approval, on an advisory, non-binding basis, of the compensation of our Named Executive Officers, as described in this proxy statement.

4.	Ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this proxy statement, we did not know of any other matter to be raised at the Annual Meeting.

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered routine or non-routine, and what is the impact of a broker non-vote?

Proposal 1 regarding the election of directors, Proposal 2 regarding the approval of the amendment and restatement of the 2017 Plan, and Proposal 3 regarding advisory approval of the compensation of our Named Executive Officers are considered non-routine matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners. If you do not provide voting instructions to your broker, bank or other nominee on these proposals, a “broker non-vote” will occur.

Proposal 4 concerning the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the year ending December 31, 2019 is considered a routine matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on this matter. No broker non-votes are expected in connection with Proposal 4.

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Although shares constituting broker non-votes will be counted as present for the purpose of determining a quorum at the Annual Meeting, broker non-votes will not be considered as votes cast for or against a director nominee or Proposal 3, and we believe that broker non-votes will not be considered as votes cast for or against Proposal 2. Accordingly, broker non-votes will have no impact on the election of directors or either of those proposals.

How will abstentions be counted?

Although shares constituting abstentions will be counted as present for the purpose of determining a quorum at the Annual Meeting, abstentions will not be considered as votes cast for or against a director nominee or Proposals 3 or 4. Accordingly, because the election of directors requires only a plurality vote, abstentions will have no impact upon the election of directors, and will also have no impact on the outcome of Proposal 3 (advisory approval of say-on-pay) or Proposal 4 (ratification of the independent registered public accounting firm).

Under applicable exchange rules, abstentions will count as a vote “against” Proposal 2 (approval of the amendment and restatement of the 2017 Plan).

Who pays the expenses incurred in connection with the solicitation of proxies?

We plan to engage Alliance Advisors LLC to assist in the solicitation of proxies for the Annual Meeting and estimate that we will pay Alliance Advisors LLC a fee of approximately $15,000, including reimbursement of reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation. It is anticipated that Alliance Advisors LLC will employ approximately 25 persons to solicit stockholders of the Company for the Annual Meeting. We have also agreed to indemnify Alliance Advisors LLC against certain losses, costs and expenses. In addition, proxies may be solicited on our behalf by our directors, officers or employees in person or by mail, telephone, facsimile or electronic communications, but no additional compensation will be paid to them. We have also requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

How may I get additional copies of the Annual Report?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as amended by Form 10-K/A), including financial statements, is available through our website at www.ballantynestrong.com. The information provided on the Company’s website is referenced in this proxy statement for information purposes only, and shall not be deemed to be a part of or incorporated by reference into this proxy statement or any other filings the Company makes with the SEC. For a printed copy, please contact our Corporate Secretary by mail at: Attn: Corporate Secretary, Ballantyne Strong, Inc., 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Largest Owners of Ballantyne Shares

The following table shows each person or entity that Ballantyne knows to be the beneficial owner of more than five percent of Ballantyne’s outstanding common stock as of the close of business on the Record Date of October 29, 2019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Fundamental Global Investors, LLC 4201 Congress Street, Suite 140 Charlotte, NC 28209	5,554,802	(3)	38.3%
Ariel Investments, LLC 200 E. Randolph Street, Suite 2900 Chicago, IL 60601	3,582,538	(4)	24.7%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	1,031,736	(5)	7.1%

(1)	This information is based on Schedules 13G and 13D, as amended, and a Form 4 filed with the SEC. Fundamental Global Investors, LLC (“Fundamental Global”) filed an amended Schedule 13D on October 25, 2019 and a Form 4 on October 28, 2019; Ariel Investments, LLC (“Ariel”) filed an amended Schedule 13G on February 8, 2019; and Dimensional Fund Advisors LP (“Dimensional”) filed an amended Schedule 13G on February 8, 2019.

(2)	Based upon 14,518,756 shares outstanding on October 29, 2019.

(3)	Fundamental Global has shared dispositive power over 5,554,802 shares, representing approximately 38.3% of the Company’s outstanding shares of common stock, and shared voting power over 3,923,747 shares, representing approximately 27.0% of the Company’s outstanding shares of common stock. The number reported in the table includes the 1,631,055 shares held by CWA Asset Management Group, LLC (“CWA”), a wealth advisor and multi-family office of which Fundamental Global owns 50%, for the accounts of individual investors (including shares held in customer accounts for Messrs. Cerminara and Johnson). Mr. Cerminara, Chairman of our Board of Directors and our Chief Executive Officer, serves as Chief Executive Officer, Co-Founder and Partner of Fundamental Global, and Mr. Johnson, Co-Chairman of our Board of Directors, serves as President, Co-Founder and Partner of Fundamental Global. Excluding the shares held by CWA in their respective customer accounts, Messrs. Cerminara and Johnson together beneficially own an additional 201,796 shares (including 82,000 shares purchasable pursuant to stock options held by Mr. Cerminara exercisable within 60 days of the Record Date and 13,333 shares potentially issuable to Mr. Johnson upon the vesting of restricted stock units within 60 days of the Record Date), thus increasing the total number of shares beneficially owned by Fundamental Global to 5,756,598 shares, or approximately 39.4% of the Company’s outstanding shares of common stock. Fundamental Global, on behalf of the funds managed by it, has entered into a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “10b5-1 Plan”), for the purchase of up to 1.5 million shares of the Company’s common stock. The 10b5-1 Plan became effective on April 1, 2019 and will terminate on April 1, 2020 or such earlier date as set forth in the 10b5-1 Plan. Transactions under the 10b5-1 Plan are reported to the SEC in accordance with applicable securities laws, rules and regulations.

(4)	Ariel reported that it has sole voting power over 3,488,638 shares and sole dispositive power over 3,582,538 shares. Ariel reported that its adviser clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, all securities reported as beneficially owned by Ariel.

(5)	Dimensional reported that it has sole voting power over 1,003,003 shares and sole dispositive power over 1,031,736 shares. Dimensional reported that the funds, group trusts and separate accounts it provides investment management or adviser services to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities held in their respective accounts which are reported as beneficially owned by Dimensional.

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Share Ownership of Directors, Director Nominees and Executive Officers

The following chart sets forth, as of the close of business on the Record Date of October 29, 2019, certain information concerning beneficial ownership of common stock by each director and director nominee of the Company, each of the Named Executive Officers, and all current directors and executive officers as a group. The address for each director, director nominee and executive officer listed is: c/o Ballantyne Strong, Inc., 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209.

Name	Number of Shares Beneficially Owned(1)		Percent of Common Stock(2)
D. Kyle Cerminara, Chairman of the Board of Directors and CEO	5,732,675	(3)	39.3%
Mark D. Roberson, Executive Vice President and CFO	26,666	(4)	*
Ray F. Boegner, President of Strong Cinema	196,352	(5)	1.3%
William J. Gerber, Director	30,574	(6)	*
Jack H. Jacobs, Director	13,333	(7)	*
Lewis M. Johnson, Co-Chairman of the Board of Directors	5,578,725	(8)	38.4%
Charles T. Lanktree, Director	38,074	(9)	*
Robert J. Roschman, Director	44,962	(10)	*
Ndamukong Suh, Director	31,548	(11)	*
Lance V. Schulz, Former Senior Vice President, CFO and Treasurer	—	(12)	—
All current directors and executive officers as a group (9 persons)	6,138,107	(13)	41.6%

*	Less than 1% of common stock outstanding.

(1)	Each director, director nominee and Named Executive Officer listed above owns all outstanding shares directly and has sole voting and investment power over such shares unless otherwise specified below.

(2)

Based upon 14,518,756 shares of common stock outstanding as of October 29, 2019. Each named person is deemed to be the beneficial owner of shares of common stock that may be acquired within 60 days of October 29, 2019, upon the exercise of stock options and vesting of restricted stock units. Accordingly, the number of shares and percentage set forth next to the name of such person, and all current directors and executive officers as a group, includes shares of directly owned common stock (including shares of restricted common stock), shares of common stock purchasable pursuant to stock options exercisable within 60 days of the Record Date and shares of common stock potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date. However, the shares of common stock so issuable upon the exercise of stock options or vesting of restricted stock units held by any such person are not included in calculating the percentage of common stock beneficially owned by any other stockholder.

(3)

Includes 204,612 shares of common stock directly owned by Mr. Cerminara (including 20,000 restricted shares), 7,540 shares held in Mr. Cerminara’s 401(k) plan, 15,440 shares held by Mr. Cerminara’s wife and children and 82,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date (131,719 of these shares are held by CWA in customer accounts for Mr. Cerminara and his wife and children). Also includes 3,923,747 shares of common stock beneficially owned by Fundamental Global, the largest stockholder of the Company, and 1,499,336 shares held in customer accounts managed by CWA, of which Fundamental Global owns 50%. Mr. Cerminara, as Chief Executive Officer, Co-Founder and Partner of Fundamental Global, is deemed to have shared voting and dispositive power over the shares beneficially owned by Fundamental Global, and as manager of CWA, is deemed to have shared dispositive power over the shares beneficially owned by CWA. Mr. Cerminara disclaims beneficial ownership of the shares beneficially owned by Fundamental Global and CWA except to the extent of his pecuniary interest therein. Does not include (i) 26,667 shares potentially issuable pursuant to restricted stock units granted on January 26, 2018, (ii) 75,000 shares potentially issuable pursuant to restricted stock units granted on June 6, 2019, (iii) 12,000 shares potentially issuable upon the exercise of stock options granted on November 22, 2015, (iv) 36,000 shares potentially issuable upon the exercise of stock options granted on February 28, 2017, (v) 40,000 shares potentially issuable upon the exercise of stock options granted on January 26, 2018, and (vi) 30,000 shares potentially issuable upon the exercise of stock options granted on June 6, 2019.

(4)

Includes 2,000 shares of common stock directly owned by Mr. Roberson, 8,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, and 16,666 shares potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date. Does not include (i) 33,334 shares potentially issuable to Mr. Roberson pursuant to restricted stock units granted on December 4, 2018, (ii) 65,000 shares potentially issuable to Mr. Roberson pursuant to restricted stock units granted on June 6, 2019, (iii) 32,000 shares potentially issuable upon the exercise of stock options granted on December 4, 2018, and (iv) 30,000 shares potentially issuable upon the exercise of stock options granted on June 6, 2019.

(5)

Includes 141,352 shares of common stock directly owned by Mr. Boegner (including 3,334 restricted shares) and 55,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date. Does not include (i) 26,667 shares potentially issuable pursuant to restricted stock units granted on January 26, 2018, (ii) 40,000 shares potentially issuable pursuant to restricted stock units granted on June 6, 2019, (iii) 8,000 shares potentially issuable upon the exercise of stock options granted on November 22, 2015, (iv) 24,000 shares potentially issuable upon the exercise of stock options granted on February 28, 2017, (v) 40,000 shares potentially issuable upon the exercise of stock options granted on January 26, 2018 and (vi) 30,000 shares potentially issuable upon the exercise of stock options granted on June 6, 2019.

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(6)

Includes 17,241 shares of common stock directly owned by Mr. Gerber and 13,333 shares potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date. Does not include 14,563 shares potentially issuable upon the vesting of restricted stock units granted on July 1, 2019.

(7)

Includes 13,333 shares of common stock potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date. Does not include 14,563 shares potentially issuable upon the vesting of restricted stock units granted on July 1, 2019.

(8)

Includes 19,090 shares of common stock directly owned by Mr. Johnson, 8,500 of which are held by CWA in a customer account, and 13,333 shares potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date. Also includes 3,923,747 shares of common stock beneficially owned by Fundamental Global, the largest stockholder of the Company, and 1,622,555 shares held in customer accounts managed by CWA, of which Fundamental Global owns 50%. Mr. Johnson, as President, Co-Founder and Partner of Fundamental Global, is deemed to have shared voting and dispositive power over the shares beneficially owned by Fundamental Global, and as manager of CWA, is deemed to have shared dispositive power over the shares beneficially owned by CWA. Mr. Johnson disclaims beneficial ownership of the shares beneficially owned by Fundamental Global and CWA except to the extent of his pecuniary interest therein. Does not include (i) 14,563 shares potentially issuable upon the vesting of restricted stock units granted on July 1, 2019 and (ii) 10,000 shares potentially issuable upon the vesting of restricted stock units separately granted on July 1, 2019.

(9)

Includes 17,241 shares of common stock directly owned by Mr. Lanktree, 13,333 shares potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date, and 7,500 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree. Does not include 14,563 shares potentially issuable upon the vesting of restricted stock units granted on July 1, 2019.

(10)

Includes 31,629 shares of common stock directly owned by Mr. Roschman and 13,333 shares potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date. Does not include 14,563 shares potentially issuable upon the vesting of restricted stock units granted on July 1, 2019.

(11)

Includes 18,215 shares of common stock directly owned by Mr. Suh and 13,333 shares potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date. Does not include 14,563 shares of common stock potentially issuable upon the vesting of restricted stock units granted on July 1, 2019.

(12)

Mr. Schulz, a Named Executive Officer, served as Senior Vice President, Chief Financial Officer and Treasurer of the Company from March 29, 2017 until November 16, 2018. To the Company’s knowledge, Mr. Schulz does not hold any shares of the Company as of October 29, 2019.

(13)	Includes 451,380 shares directly owned by all current directors and executive officers as a group (including 23,334 restricted common shares), 7,540 shares held in Mr. Cerminara’s 401(k) plan, 15,440 shares held by Mr. Cerminara’s wife and children, 7,500 shares held by the Donna B. Lanktree Family Trust, 145,000 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, 96,664 shares potentially issuable upon the vesting of restricted stock units within 60 days of the Record Date, 3,923,747 shares held by Fundamental Global and 1,490,836 shares held by CWA, of which Fundamental Global owns 50%.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Ballantyne’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Bylaws, as amended (the “Bylaws”), provide for the annual election of all directors. The Bylaws allow the Board of Directors to set the number of directors from time to time and to appoint directors between Annual Meetings. The Board of Directors has set the number of directors at seven.

During 2018, the Board of Directors was comprised of eight directors, namely D. Kyle Cerminara, Lewis M. Johnson, Samuel C. Freitag, William J. Gerber, Charles T. Lanktree, Robert J. Roschman, James C. Shay and Ndamukong Suh. On July 6, 2018, Mr. Shay submitted his resignation from the Board of Directors, effective immediately. On July 11, 2018, the Board of Directors appointed Colonel Jack H. Jacobs, an independent director, to fill the vacancy created by Mr. Shay’s resignation. On August 29, 2018, Mr. Freitag submitted his resignation from the Board of Directors, effective August 30, 2018. At the 2018 Annual Meeting held on November 28, 2018, stockholders elected seven directors to the Board of Directors, namely Messrs. Cerminara, Johnson, Gerber, Jacobs, Lanktree, Roschman and Suh. On April 2, 2019, Mr. Johnson was appointed as Co-Chairman of the Board of Directors.

Set forth below is a list of the seven directors of the Company, each of whom is nominated for election at the Annual Meeting, and certain information regarding them. The information below also sets forth the year in which each director became a director of the Company. Each director nominee, if elected, will be entitled to serve until the 2020 Annual Meeting and until a successor is duly elected and qualified or until his earlier retirement, resignation or removal.

D. Kyle Cerminara, age 42, has served as a director since February 2015, the Company’s Chairman since May 2015 and the Company’s Chief Executive Officer since November 2015. Since April 2012, Mr. Cerminara has also served as the Chief Executive Officer, Co-Founder and Partner of Fundamental Global, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, Mr. Cerminara is Co-Chief Investment Officer of CWA, a wealth advisor and multi-family office affiliated with Fundamental Global, which position he has held since December 2012. Mr. Cerminara is a member of the Board of Directors of a number of publicly held companies focused in the insurance, building infrastructure, technology and communication sections, including BK Technologies Corporation (NYSE American: BKTI), a publicly traded manufacturer which recently reorganized into a holding company structure, since July 2015; 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), a holding company, which, through its subsidiaries, is engaged in providing property and casualty insurance, since December 2016; Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly traded investment firm, since June 2016; and Limbach Holdings, Inc. (Nasdaq: LMB), a company which provides building infrastructure services, since March 2019. Mr. Cerminara was also appointed chairman of BK Technologies, Inc. (now BK Technologies Corporation) in March 2017, chairman of 1347 Property Insurance Holdings, Inc. in May 2018 and chairman of Itasca Capital Ltd. in June 2018. He also served on the Board of Directors of Iteris, Inc. (Nasdaq: ITI), a publicly traded, applied informatics company, from August 2016 to November 2017, and Magnetek, Inc., a publicly traded manufacturer, in 2015. He previously served as a Trustee of StrongVest ETF Trust, which was an open-end management investment company, from July 2016 until October 2019. He also serves on the Board of Directors of blueharbor bank. Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA from the Darden School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All-American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation. Mr. Cerminara brings to the Board of Directors the perspective of the Company’s largest stockholder. He also has extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies, and operational experience as our Chief Executive Officer, which qualify him to serve on our Board of Directors.

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Lewis M. Johnson, age 50, has served as a director of Ballantyne since May 2016 and became Co-Chairman of the Board of Directors in April 2019. Since 2012, Mr. Johnson has served as the President, Co-Founder and Partner of Fundamental Global, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, since April 2012, Mr. Johnson has served as Co-Chief Investment Officer of CWA, a wealth advisor and multi-family office affiliated with Fundamental Global. Prior to co-founding Fundamental Global and partnering with CWA, Mr. Johnson was a private investor from 2010 to 2012. From 2008 to 2010 Mr. Johnson served as Portfolio Manager and Managing Director at Louis Dreyfus Highbridge Energy. Previously Mr. Johnson was a Senior Vice President, Portfolio Manager and Analyst at Pequot Capital from 2006 to 2007. Prior to joining Pequot Capital, he was a Vice President and Analyst at T. Rowe Price from 2000 to 2006. He worked as an Analyst at Capital Research and Management in 1999 and a Vice President at AYSA from 1992 to 1998. Mr. Johnson received an MBA from the Wharton School of Business at the University of Pennsylvania in addition to a M.A. in Political Science and a B.A. in International Studies from Emory University, where he graduated Magna Cum Laude and was a member of Phi Beta Kappa. Mr. Johnson is a member of the Board of Directors of a number of publicly held companies, including BK Technologies Corporation (NYSE American: BKTI), a publicly traded manufacturer which recently reorganized into a holding company structure, since May 2016; 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), a holding company, which, through its subsidiaries, is engaged in providing property and casualty insurance, since April 2017; and Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly traded investment firm, since June 2018. Mr. Johnson was also appointed co-chairman of 1347 Property Insurance Holdings, Inc. in May 2018 and co-chairman of BK Technologies, Inc. (now BK Technologies Corporation) in June 2018. Mr. Johnson brings to the Board of Directors the perspective of the Company’s largest stockholder. He has extensive experience in the financial industry, including asset management, capital allocation, finance and financial analysis of public companies.

William J. Gerber, age 61, has served as a director of Ballantyne since May 2015. He served as Chief Financial Officer of TD Ameritrade Holding Corporation (Nasdaq: AMTD) (“TD Ameritrade”), a provider of securities brokerage services and related technology-based financial services to retail investors, traders and independent registered investment advisors, from October 2006 to October 2015. In May 2007, he was named Executive Vice President of TD Ameritrade. In his role as Chief Financial Officer, he oversaw investor relations, business development, certain treasury functions and finance operations, including accounting, business planning and forecasting, external and internal reporting, tax and competitive intelligence. From May 1999 until October 2006, he served as the Managing Director of Finance at TD Ameritrade, during which time he played a significant role in evaluating merger and acquisition opportunities. Prior to joining TD Ameritrade, he served as Vice President of Acceptance Insurance Companies, Inc. (“Acceptance”), where he was responsible for all aspects of mergers and acquisitions, investment banking activity, banking relationships, investor communications and portfolio management. Prior to joining Acceptance, Mr. Gerber spent eight years with Coopers & Lybrand, now known as PricewaterhouseCoopers, serving as an audit manager primarily focusing on public company clients. Mr. Gerber was named to Institutional Investor Magazine’s All-America Executive Team as one of the top three CFOs in the Brokerage, Asset Managers and Exchanges category (2012 and 2013). He was also named a member of the CNBC CFO Council (2013 and 2014). Since January 2017, he has served on the Board of Directors of Northwestern Mutual Series Fund, a mutual fund company. He has also served on the Board of Directors of the U.S. holding company for the Royal Bank of Canada since July 2016 and Streck, Inc., a privately held company, since March 2015. He also serves on the Boys Town National Board of Trustees. He previously served on the Board of Directors for CTMG Inc., a privately held pharmaceutical testing company. Mr. Gerber holds a B.B.A. in Accounting from the University of Michigan. Mr. Gerber is also a Certified Public Accountant in the State of Michigan. Mr. Gerber served as Executive Vice President and Chief Financial Officer of TD Ameritrade, an online brokerage business, for more than eight years and has extensive financial experience, bringing valuable skills to our Board of Directors.

Colonel Jack H. Jacobs, age 74, has served as a director of Ballantyne since July 2018. He is the Melcher Family Chair and Professor of Humanities and Public Affairs at the United States Military Academy at West Point, where he has been teaching since 2005, and a principal of The Fitzroy Group, Ltd., a firm that specializes in the development of residential real estate in London and invests both for its own account and in joint ventures with other institutions, for over 20 years. He has served as an on-air military analyst for NBC News since 2002, where he was an Emmy nominee in 2010 and 2011. He was also a member of the team that produced the segment “Iraq: The Long Way Out,” which won the 2011 Murrow Award. Colonel Jacobs was a co-founder and Chief Operating Officer of AutoFinance Group Inc., one of the firms to pioneer the securitization of debt instruments, from 1988 to 1989; the firm was subsequently sold to KeyBank. He was a Managing Director of Bankers Trust Corporation, a diversified financial institution and investment bank, where he ran foreign exchange options worldwide and was a partner in the institutional hedge fund business. Colonel Jacobs’ military career included two tours of duty in Vietnam where he was among the most highly decorated soldiers, earning three Bronze Stars, two Silver Stars and the Medal of Honor, the nation’s highest combat decoration. He retired from active military duty as a Colonel in 1987. Colonel Jacobs has been a member of the board of directors of Paragon Technologies, Inc. (OTCMKTS: PGNT) since 2012, Datatrak International, Inc. (OTCMKTS: DTRK) since 2016 and Resonant Inc. (Nasdaq: RESN) since 2018. From 2007 to 2012, Colonel Jacobs served as a member of the Board of Directors of Xedar Corporation, a public company; from June 2006 to 2009, he was a director of Visual Management Systems, a private company; and he was a director of BioNeutral Group, Inc., a public company, until 2009. From October 17, 2013 to October 28, 2013, Colonel Jacobs served on the board of SED International Holdings, Inc. He was previously a director of Premier Exhibitions, Inc. Colonel Jacobs is a member of the Board of Trustees of the USO of New York. He is the author of the book “If Not Now, When?: Duty and Sacrifice in America’s Time of Need.” Colonel Jacobs received a Bachelor of Arts and a Master’s degree from Rutgers University. Colonel Jacobs’ extensive strategic, operational and leadership experience, coupled with his service on several public company boards, qualifies him to serve on our Board of Directors.

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Charles T. Lanktree, age 70, has served as a director of Ballanytyne since May 2015. He has served as Chief Executive Officer of Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs, since 2012 and also served as its President from 2012 to 2018. Since 1997, Mr. Lanktree has served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchise-driven consumer egg business, where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree currently serves on the Board of Directors of Eggland’s Best, Inc. and several of its affiliates. He has also served on the board of directors of BK Technologies Corporation (NYSE American: BKTI), a publicly traded manufacturer which recently reorganized into a holding company structure, since March 2017. From 2010 to 2013, he served on the Board of Directors of Eurofresh Foods, Inc., a privately held company, and from 2004 to 2013, he was on the Board of Directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc. from 1985 to 1987. From 1976 to 1985, he held various executive-level marketing positions with The Grand Union Company and Beech-Nut Foods Corporation. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s College. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977. Mr. Lanktree’s 25 years of experience in consumer marketing and retail operations and his extensive experience as a Chief Executive Officer, coupled with his knowledge and insight of the retail industry, including distribution and franchising operations, qualifies him to serve on our Board of Directors.

Robert J. Roschman, age 54, has served as a director of Ballantyne since May 2015. He has been an owner of Triple R. Associates, Ltd., a real estate firm with over 100 properties leased to fast food, distribution and retail tenants, since 1992. Mr. Roschman also holds ownership interests in several development properties throughout Florida. Mr. Roschman currently serves on the Board of Directors of Giant Holdings, Inc., a privately held federally chartered bank with an Internet division, which he founded in 1998. From 1987 to 2000, Mr. Roschman was a Co-Founder and Vice President of Snapps Restaurants, Inc., a 76-store fast food restaurant which merged into Rally’s Hamburgers, Inc. From 1983 until 1997, he served as a shareholder of Charter Bank in Delray Beach, Florida, which merged into Southtrust Bank in 1997. Mr. Roschman received a B.S. from Florida State University. Mr. Roschman brings over 30 years of experience as an investor in multiple lines of business, including real estate, franchising, distribution, banking and retail. Mr. Roschman’s extensive experience as an investor and in managing and overseeing multiple businesses is valuable for evaluating strategic opportunities and qualifies him to serve on our Board of Directors.

Ndamukong Suh, age 32, has served as a director of Ballantyne since January 2016. Mr. Suh is an independent private investor and holds ownership interests in several real estate development projects across Michigan, Nebraska, Oregon and Colorado. Mr. Suh is the Founder and a director of the Ndamukong Suh Family Foundation. He is also a professional athlete, currently a member of the Tampa Bay Buccaneers of the National Football League (“NFL”). He previously was with the NFL’s Los Angeles Rams from 2018 to 2019, Miami Dolphins from 2015 to 2017 and Detroit Lions from 2010 to 2014. He currently serves on the Board of Directors of Ember Technologies, a privately held manufacturer and designer of patented temperature adjustable dishware and drinkware. Mr. Suh holds a Bachelor’s degree in Engineering focused on Construction Management from the University of Nebraska. Our Board of Directors believes that Mr. Suh’s well cultivated business and personal network adds unique value to the Company, which, coupled with his extensive experience as an investor, allows him to evaluate strategic opportunities and qualifies him to serve on our Board of Directors.

The Board of Directors unanimously recommends a vote “FOR” the election of each of the director nominees listed above.

CORPORATE GOVERNANCE

The Board of Directors operates pursuant to the provisions of the Certificate of Incorporation and Bylaws and has also adopted several corporate governance policies to address significant corporate governance issues. Our Code of Ethics, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, and Compensation Committee Charter are available on our website at www.ballantynestrong.com under the tab “Investor Relations” and then the “Corporate Governance” tab.

Board Leadership Structure and Role of the Board in Risk Oversight

D. Kyle Cerminara is the Company’s Chief Executive Officer and Chairman of the Board of Directors. Mr. Cerminara represents Fundamental Global, the Company’s largest stockholder, which, together with its affiliates, holds 38.1% of the voting and economic interest in the Company. As such, Mr. Cerminara may be deemed to be the Company’s controlling stockholder. At this time, it is the Board of Director’s view that a controlling stockholder who is active in the business, as is currently the case, should hold both the roles of Chief Executive Officer and Chairman, setting the tone of the organization, having the ultimate responsibility for all of the Company’s operating and strategic functions, and providing unified leadership and direction to the Board of Directors and the Company’s executive management. Further, the Board of Directors believes that Mr. Cerminara, as the Chief Executive Officer and Chairman, is in the best position to be aware of major issues facing the Company on a day-to-day basis, and is in the best position to identify key risks and developments facing the Company to be brought to the attention of the Board of Directors.

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On April 2, 2019, Lewis M. Johnson was appointed Co-Chairman of the Board of Directors. As Co-Chairman, Mr. Johnson may exercise certain responsibilities assigned to him by the Chairman, including (i) presiding over the annual meeting of stockholders and adjourning the annual meeting, (ii) calling, providing notice of, and presiding over meetings of the Board of Directors, (iii) setting the agenda for the meetings of the Board of Directors and (iv) exercising any other powers delegated by the Chairman to the Co-Chairman that are granted to the “chairman” in the Certificate of Incorporation or Bylaws, prior resolutions of the Board of Directors, or other applicable law. The Co-Chairman’s role also includes providing feedback on the direction and performance of the Company and helping to lead the Board of Directors in anticipating and responding to changes in our business.

The Board of Directors has not named a lead independent director, but receives strong leadership from all of its members. The committees of the Board of Directors consist of only independent members, and our independent directors meet at least annually in executive session without the presence of non-independent directors and management. In addition, our directors take active and substantial roles in the activities of our Board of Directors at the full board meetings. They are able to propose items for board meeting agendas, and the meetings of the Board of Directors include time for discussion of items not on the formal agenda. Our Board of Directors believes that this open structure, as compared to a system in which there is a designated lead independent director, facilitates a greater sense of responsibility among our directors and facilitates active and effective oversight by the independent directors of the Company’s operations and strategic initiatives, including any risks. In addition, because our Chairman and Co-Chairman are appointed annually by the nominating committee consisting of independent directors, such directors are able to evaluate the leadership and performance of our Chairman and Co-Chairman each year.

One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure, which may include regulatory, human capital, information technology and security and reputation risks. The Audit Committee has the responsibility to consider and discuss major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective members of the Board of Directors and their qualifications. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the Internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Board believes oversight of this risk is appropriately allocated to the Audit Committee. The Audit Committee, with input from management, assesses the Company’s cybersecurity risks and the measures implemented by the Company to mitigate and prevent cyberattacks and respond to data breaches, and periodically reports on the Company’s cybersecurity program to the Board of Directors.

Typically, the entire Board of Directors meets with management and the applicable committees of the Board of Directors at least annually to evaluate and monitor respective areas of oversight. Both the Board of Directors as a whole and the various standing committees receive periodic reports from individuals responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible. The Board of Directors’ role in risk oversight does not affect its leadership structure. However, our Board of Directors’ leadership structure supports such risk oversight by combining the Chairman position with the Chief Executive Officer position, the person with primary corporate responsibility for risk management.

Board Independence

The Board of Directors is composed of a majority of independent directors as defined by the listing requirements of the NYSE American. The Board of Directors has determined that Messrs. Gerber, Jacobs, Lanktree, Roschman and Suh are independent directors of the Company under the listing standards adopted by the NYSE American. The Board of Directors also determined that Messrs. Freitag and Shay, who served on the Board of Directors during 2018, were independent under the same listing standards. In making these independence determinations, the Board of Directors considered all of the factors that automatically compromise director independence as specified in the NYSE American’s listing standards and determined that none of those conditions existed. In addition, the Board of Directors considered whether any direct or indirect material relationship, beyond those factors that automatically compromise director independence, existed between those directors, their immediate family members, or their affiliated entities, on the one hand, and us and our subsidiaries, on the other hand. The Board of Directors determined, for those directors identified as independent above, that any relationship that existed was not material and did not compromise that director’s independence. Our independent directors meet in an executive session at least once per year. All committee members are independent for the purpose of the committees on which they serve.

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Communication to the Board of Directors

Stockholders and other interested parties wishing to communicate with the Board of Directors or a specific director may do so by delivering written correspondence to the Corporate Secretary of the Company at: Attn: Corporate Secretary, Ballantyne Strong, Inc., 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209. The Corporate Secretary will present the communication to the appropriate director or directors.

Board of Directors and Committee Meeting Attendance

The Board of Directors held 13 meetings during 2018. Each current director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors held during the period for which he has been a director and the total number of meetings held by all committees of the Board of Directors on which he served during the periods that he served.

Mr. Cerminara was the only director that attended the 2018 Annual Meeting of Stockholders. Other than Mr. Cerminara, none of the directors are expected to attend the Annual Meeting.

Hedging and Pledging Policy

Under Ballantyne’s Insider Trading Policy, all directors, officers and employees of Ballantyne and its subsidiaries are prohibited from engaging in any hedging transactions involving Ballantyne securities or equity securities of any subsidiaries of Ballantyne, holding Ballantyne securities in a margin account or pledging Ballantyne securities as collateral.

BOARD COMMITTEES

The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. The current charters for each of the committees are available on our website www.ballantynestrong.com under the “Investor Relations” tab and then the “Corporate Governance” tab. The members of the committees, as of December 31, 2018 and the date of this proxy statement, are identified in the following table:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
D. Kyle Cerminara(1)
Lewis M. Johnson(2)
William J. Gerber	Chair	X
Colonel Jack H. Jacobs(3)	X		Chair
Charles T. Lanktree		Chair
Robert J. Roschman		X	X
Ndamukong Suh			X

(1)	Chairman of the Board of Directors.

(2)	Mr. Johnson was appointed as Chair of the Nominating and Corporate Governance Committee effective July 11, 2018; his service on the committee ended effective September 7, 2018. He was appointed Co-Chairman of the Board of Directors on April 2, 2019.

(3)	Colonel Jacobs was appointed to the Audit Committee effective July 11, 2018 and as the Chair of the Nominating and Corporate Governance Committee effective September 7, 2018.

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Audit Committee

The Audit Committee of the Board of Directors consists of directors Gerber (Chair) and Jacobs, who are independent for purposes of serving on the committee under the SEC’s rules and NYSE American’s listing requirements. As a smaller reporting company, the Company is only required to maintain an audit committee of two independent members. The Audit Committee acts under a written charter adopted by the Board of Directors. All Audit Committee members are financially literate. The Board of Directors has determined that Mr. Gerber is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing internal controls, and reporting practices of the Company, and performs such other duties as are directed by the Board of Directors. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee’s responsibilities include, among other things, reviewing policies and procedures regarding transactions, and reviewing and overseeing the transactions, between the Company and officers, directors and other related parties that are not a normal part of the Company’s business, and overseeing compliance with the Company’s Code of Ethics and considering conflicts of interest. Annually and on a quarterly basis, the Audit Committee reviews and discusses matters separately with management of the Company and with the Company’s independent registered public accounting firm.

The Audit Committee also conducts periodic oversight of the Company’s risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and to respond to data breaches.

The Audit Committee is directly responsible for the appointment of the independent registered public accounting firm engaged to prepare and issue an audit report on the financial statements of the Company and periodically reviews and evaluates their performance and independence from management. All audit and permitted non-audit services are pre-approved by the Audit Committee. The Audit Committee has delegated the responsibility of approving proposed non-audit services that arise between Audit Committee meetings to the Chairman, provided that the decision to approve the services is presented for ratification at the next scheduled Audit Committee meeting. During 2018, the Audit Committee held five meetings.

Compensation Committee

The Compensation Committee of the Board of Directors consists of directors Lanktree (Chair), Gerber and Roschman. All members of the Compensation Committee are independent for purposes of serving on the committee under the NYSE American’s listing requirements and applicable SEC and tax regulations. The Compensation Committee acts under a written charter adopted by the Board of Directors. The Compensation Committee is responsible for establishing policies with respect to the compensation of the Company’s officers, and has overall responsibilities for approving and evaluating officer compensation plans, policies and programs of the Company. The Compensation Committee’s functions include, but are not limited to:

●	Determining the compensation of the Chief Executive Officer, and overseeing all other executive officers’ compensation, including salary and payments under the Company’s incentive and stock plans;

●	Administering the Company’s stock compensation plans, including approving all individual grants and awards under these plans;

●	Reviewing compensation for non-employee directors and recommending changes to the Board of Directors; and

●	Conducting an annual risk assessment to ensure that the Company’s executive compensation plans and programs do not promote the assumption of excessive risk and remain consistent with the approved overall compensation philosophy and strategy.

The Compensation Committee has the sole authority to retain and to terminate any compensation consultant, legal counsel or financial or other advisor to be used to assist in the performance of its duties and responsibilities, without consulting or obtaining the approval of senior management of the Company in advance, and has the sole authority to approve the compensation advisor’s fees and other retention terms. The Compensation Committee is responsible for annually reviewing an assessment of any potential conflict of interest raised by the work of a compensation consultant (and other compensation advisor, as required) that is involved in determining or recommending executive compensation.

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The Compensation Committee engaged Compensation Resources, Inc. (“Compensation Resources”) as its independent compensation consultant in October 2019 in connection with the amendment and restatement of the 2017 Plan. Compensation Resources reported directly to the Compensation Committee and provided advice to the Compensation Committee on the structure and terms of the amended and restated 2017 Plan to be voted on by stockholders at the Annual Meeting. Compensation Resources provided no other services to the Company. Prior to the consultant’s engagement and as part of its annual evaluation of its advisors, the Compensation Committee solicited information from Compensation Resources regarding any actual or perceived conflicts of interest and to evaluate their independence. Based on the information received from Compensation Resources, the Compensation Committee believes that the work they performed in October 2019 did not raise a conflict of interest and that they are independent.

The Compensation Committee may delegate its authority to a subcommittee of its members. The Compensation Committee held three meetings during 2018.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are directors Jacobs (Chair), Roschman and Suh. All members of the Nominating and Corporate Governance Committee are independent for purposes of serving on the committee under the NYSE American’s listing requirements. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors. The functions of the Nominating and Corporate Governance Committee include, among other items, overseeing all aspects of the Company’s corporate governance functions including compliance with significant legal, ethical and regulatory requirements. The Nominating and Corporate Governance Committee’s functions include, but are not limited to:

●	Overseeing the annual review of the effectiveness of the Board of Directors and its committees;

●	Administrating a director orientation program for all newly-elected or appointed members of the Board of Directors;

●	Recommending the assignment of directors to the various committees of the Board of Directors; and

●	Periodically reviewing the Company’s corporate governance policies and practices and recommending changes to the Board of Directors when appropriate in light of the Company’s position, developments in laws and regulations applicable to the Company, and corporate governance trends and practices.

The Nominating and Corporate Governance Committee also reports to, and assists, the Board of Directors in identifying individuals for membership to the Board of Directors and recommends to the Board of Directors the director nominees for the Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee held one meeting during 2018.

Director Nomination Process—The Nominating and Corporate Governance Committee believes that the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for membership on the Board of Directors, the Nominating and Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for service on the Board of Directors and are willing to continue as directors. If an incumbent director is not standing for re-election or if a vacancy occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for appointment to the Board of Directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based upon input from the members of the Board of Directors, senior management of the Company and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm.

Candidates will be chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society. Because the advice of those facing similar issues is of particular value, executive officers of other corporations are desirable candidates. Ballantyne does not have a set policy or process for considering “diversity”, however that term may be defined, in identifying nominees. However, the Nominating and Corporate Governance Committee strives to identify and recruit individuals whose diverse talents, experiences and backgrounds enhance the inclusive environment in which the Board of Directors currently functions. The Nominating and Corporate Governance Committee relies upon its judgment of the foregoing general criteria and the following personal criteria in selecting candidates for nomination to the Board of Directors:

●	Independence and absence of conflicts of interest;

●	Honesty, integrity and accountability;

●	Substantial business experience with a practical application to the Company’s needs;

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●	Willingness to ask tough questions in a constructive manner that adds to the decision making process of the Board of Directors;

●	Demonstrated ability to think strategically and make decisions with a forward looking focus;

●	Ability to assimilate relevant information on a broad range of topics;

●	Willingness to express independent thought;

●	Team player;

●	Willingness to make a strong commitment of time and attention to the Board of Directors’ processes and affairs; and

●	Ability to commit to Company stock ownership.

The Nominating and Corporate Governance Committee will also consider proposals for nominees for director from stockholders which are made in writing to the Corporate Secretary of the Company and comply with the requirements set forth in the Bylaws. The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. Recommendations must also include a written statement from the candidate expressing a willingness to serve.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following is a list of the names and ages of the current executive officers of the Company, their business history and their term of office with the Company as of the Record Date.

Name	Age	Position and Principal Occupation	Officer Since
D. Kyle Cerminara	42	Director since February 2015, Chairman since May 2015 and Chief Executive Officer since November 2015. Chief Executive Officer, Co-Founder and Partner of Fundamental Global and Co-Chief Investment Officer of CWA. For additional information, see the section titled “Proposal One — Election of Directors.”	2015

Mark D. Roberson	54	Executive Vice President, Chief Financial Officer and Treasurer. Mr. Roberson brings an extensive background in executive leadership, operations, corporate finance, SEC reporting, treasury, and mergers & acquisitions. He previously served as Chief Operations Officer of Chanticleer Holdings, Inc., a Nasdaq-listed restaurant operating company, from May 2015 to November 2018, and as Chief Executive Officer of PokerTek, Inc., a Nasdaq-listed gaming technology company, from February 2010 to October 2014 (having served as Acting Chief Executive Officer from May 2009 until February 2010). He also served as Chief Financial Officer and Treasurer of PokerTek, Inc. from October 2007 until October 2014. Mr. Roberson previously held positions of increasing responsibility at Curtiss-Wright, Inc., a NYSE-listed aerospace and defense contractor, Krispy Kreme Doughnut Corporation, a NYSE-listed fast-casual restaurant franchisor and operator, and LifeStyle Furnishings International, a $2 billion private equity backed furniture manufacturer. Mr. Roberson is a Certified Public Accountant who started his career with Ernst & Young and PricewaterhouseCoopers. He earned an MBA from Wake Forest University, a B.S. in Accounting from UNC-Greensboro and a B.S. in Economics from Southern Methodist University. He has served on the Board of Directors of Cynergistek, Inc. (NYSE American: CTEK), a cybersecurity and information management consulting firm, since May 2016, where he chairs the Audit and Compensation Committees.	2018

Ray F. Boegner	69	President of Strong Cinema; previously Senior Vice President and Senior Vice President of Sales; Vice President of Sales prior to November 1996; joined the Company in 1985.	1997

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EXECUTIVE COMPENSATION

Introduction

In this section of the proxy statement, we disclose our executive compensation for our Named Executive Officers, consisting of our principal executive officer, the two other individuals who were serving as executive officers at the end of 2018, and one other individual who served as an executive officer during 2018. Our Named Executive Officers for 2018 are as follows:

●	D. Kyle Cerminara, Chairman and Chief Executive Officer;

●	Mark D. Roberson, Executive Vice President and Chief Financial Officer (since November 16, 2018);

●	Lance V. Schulz, former Senior Vice President, Chief Financial Officer and Treasurer (from March 29, 2017 until November 16, 2018); and

●	Ray F. Boegner, President of Strong Cinema.

Base Salaries

On February 28, 2017, in recognition of their contributions and long-term value to the Company and internal pay equity considerations, the Compensation Committee approved increases to the annual base salaries of Messrs. Cerminara and Boegner for 2017. Mr. Cerminara’s 2017 annual base salary was increased from $150,000 to $225,000 and Mr. Boegner’s 2017 annual base salary was increased from $225,000 to $275,000. The adjustments were effective as of March 1, 2017. As part of Mr. Boegner’s salary increase, his auto allowance of $1,000 per month was eliminated effective as of March 1, 2017. The base salaries for Messrs. Cerminara and Boegner remained unchanged for 2018.

Mr. Roberson receives a base salary of $250,000, which salary was negotiated as part of his employment agreement at the time of his hiring as Executive Vice President and Chief Financial Officer of the Company, effective November 16, 2018.

Mr. Schulz received a base salary of $250,000 during his tenure as Senior Vice President, Chief Financial Officer and Treasurer of the Company from March 29, 2017 to November 16, 2018. The salary was negotiated as part of his employment agreement at the time of his hiring as Senior Vice President, Chief Financial Officer and Treasurer. On November 16, 2018, the Company entered into a consulting agreement with Mr. Schulz pursuant to which Mr. Schulz provided consulting services to the Company at the rate of $26,683 per month, pro-rated for any partial month. On March 26, 2019, Mr. Schulz and the Company agreed to extend the consulting agreement beyond March 31, 2019 on a month-to-month basis at the same rate, pro-rated for any partial month. Mr. Schulz’s consulting services ceased in May 2019.

Discretionary Bonuses

After considering a number of factors, including Company performance, the Compensation Committee determined not to pay any discretionary cash bonuses to executive officers for 2018 or 2017. The Compensation Committee determined to award equity grants to certain executive officers as described below.

Long-Term Incentives

We use long-term incentive equity awards as a part of our executive compensation program, in order to incentivize and reward the achievement of longer-term strategic objectives and align the financial interests of the Company’s executive officers with those of the Company’s stockholders. The Company’s long-term incentive program for its Named Executive Officers has consisted of restricted stock awards, restricted stock units (or “RSUs”) and nonqualified stock options. Each such type of award, and the reasons it is used, is described below. At the Company’s 2017 Annual Meeting of Stockholders, the Company’s stockholders approved the 2017 Plan as the successor to our 2010 Long-Term Incentive Plan (referred to as the “2010 Plan”) and 2014 Non-Employee Directors’ Restricted Stock Plan, and long-term incentive awards granted after the 2017 Annual Meeting have been made under the 2017 Plan.

Restricted Stock Awards. Restricted stock awards represent the transfer of ownership of a certain number of shares of the Company’s common stock, subject to restrictions on transfer and a substantial risk of forfeiture based on the recipient’s continued employment by the Company during the applicable vesting period set out in the award agreement. Restricted stock awards are designed primarily to encourage retention of executive officers and key employees.

Restricted Stock Units. RSUs represent a right to receive a specific number of units at the end of the specified period. Each recipient of RSUs has no rights as a stockholder through such RSUs during the restriction period of the RSUs. Settlement of an RSU award is made in cash, shares of stock or some combination thereof, as specified in the applicable award agreement. RSUs are designed to provide retention incentives to our executive officers and key employees.

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Nonqualified Stock Options. Nonqualified stock options represent an option to purchase shares of the Company’s common stock at an option price equal to the closing price on the NYSE American of the Company’s common stock on the grant date. The stock options are designed to motivate executives to increase stockholder value as the stock options will only have value if our stockholders also benefit from increasing stock prices.

2017 Equity Grants

On February 28, 2017, the Compensation Committee approved grants of stock options and restricted stock to Messrs. Cerminara and Boegner under the 2010 Plan based on management’s recommendations and the officers’ performance. The Compensation Committee granted 60,000 and 40,000 stock options to Messrs. Cerminara and Boegner, respectively, to purchase common shares of the Company at the exercise price of $6.50 per share under the 2010 Plan. These options have a ten-year term and become exercisable in one-fifth annual installments, beginning on the first anniversary of the grant date, subject to continued employment. The options are subject to the terms and conditions of their respective Stock Option Agreements.

In recognition of their contributions to the business, Mr. Cerminara also received 60,000 restricted shares of the Company’s common stock and Mr. Boegner received 10,000 restricted shares of the Company’s common stock, in each case pursuant to the 2010 Plan and the terms and conditions of their respective Restricted Stock Agreements. These shares vest in one-third annual installments, beginning on the first anniversary of the grant date, subject to continued employment.

As a signing bonus and pursuant to the terms of his Employment Agreement, on April 7, 2017 the Company granted Mr. Schulz stock options to purchase 40,000 shares of the Company’s common stock at an exercise price of $6.30 per share pursuant to the Company’s 2010 Plan. Upon his resignation from the Company effective November 16, 2018, Mr. Schulz immediately forfeited 30,000 unvested options and, following a period of thirty days from the effective date of his resignation, forfeited the right to exercise 10,000 options.

2018 Equity Grants

On January 26, 2018, the Compensation Committee approved grants of stock options and RSUs to Messrs. Cerminara, Schulz and Boegner. Each of these executives was granted a stock option to purchase 50,000 shares of the Company’s common stock, at an exercise price of $4.70 per share, under the 2017 Plan. The stock options have a ten-year term and become exercisable in one-fifth annual installments, beginning on the first anniversary of the grant date, subject to continued employment. Mr. Schulz’s stock options were forfeited upon his resignation from the Company effective November 16, 2018.

The RSU awards to Messrs. Cerminara, Schulz and Boegner each covered 40,000 shares of the Company’s common stock, and those RSUs vest in one-third annual installments, beginning on the first anniversary of the grant date, subject to continued employment. As part of Mr. Schulz’s consulting agreement entered into in connection with his resignation, the Company agreed to amend Mr. Schulz’s award agreement to provide that one-third of his 40,000 unvested RSUs would vest on January 26, 2019 and two-thirds would vest on March 31, 2019, subject to Mr. Schulz remaining in the continuous service of the Company through the applicable vesting dates. Mr. Schulz’s 40,000 RSUs vested in full as of March 31, 2019.

On December 4, 2018, as a signing bonus, the Company granted to Mr. Roberson 50,000 RSUs pursuant to the 2017 Plan, vesting in one-third annual installments beginning on the first anniversary of the grant date, subject to continued employment, and stock options to purchase 40,000 shares of the Company’s common stock at an exercise price of $2.25 per share pursuant to the 2017 Plan. The stock options have a ten-year term and become exercisable in one-fifth annual installments, beginning on the first anniversary of the grant date, subject to continued employment.

2019 Equity Grants

On June 6, 2019, the Compensation Committee approved grants of stock options and RSUs to Messrs. Cerminara, Roberson and Boegner. Messrs. Cerminara, Roberson and Boegner received options to purchase 30,000, 30,000 and 20,000 shares of the Company’s common stock, respectively, at an exercise price of $2.89 per share, pursuant to the 2017 Plan. The stock options have a ten-year term, and become exercisable in one-fifth annual installments, beginning on the first anniversary of the grant date, subject to continued employment.

Messrs. Cerminara, Roberson and Boegner also received 75,000, 65,000 and 40,000 RSUs, respectively, pursuant to the 2017 Plan. These RSUs vest in one-third annual installments, beginning on the first anniversary of the grant date, subject to continued employment.

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401(k) Retirement Plan

The Company’s executive officers are able to participate in the Company’s Retirement and Savings 401(k) Plan (the “401(k) Plan”), which is a combination savings and profit sharing plan designed to qualify under Section 401 of the U.S. Internal Revenue Code. Participation in the 401(k) Plan is generally available to all Ballantyne employees on the same terms. Each participant may defer up to 100% of his or her compensation. The Company may make a discretionary matching contribution equal to a uniform percentage of salary. Each year the Company determines the amount of the discretionary percentage. In 2018, the Company matched 50% of the amount deferred up to 6% of each participating employee’s contribution. Employee contributions to the 401(k) Plan are non-forfeitable. Employer contributions vest annually over three years on the employee’s employment anniversary. Benefits may be distributed to participants or their beneficiaries, as the case may be, in the event of a participant’s death, retirement or other termination of service, or, if the participant so requests, on reaching age 59½. Participants may be eligible to withdraw benefits in case of hardship.

Contributions to the 401(k) Plan made by the Company on behalf of the Named Executive Officers are included in the 2018 Summary Compensation Table.

Employment Agreements

The Company currently has written employment agreements with Messrs. Boegner and Roberson. The Company also had a written employment agreement with, and, upon his resignation effective November 16, 2018, a consulting agreement with, Mr. Schulz. The material provisions of these employment and consulting agreements are discussed below.

Mr. Boegner’s employment agreement with the Company, which was entered into on February 14, 2012, provides for a base salary, subject to annual review and adjustment, and Mr. Boegner’s eligibility to participate in and/or receive other benefits under compensation plans provided to other executive employees of the Company, including an automobile allowance (which allowance was eliminated effective as of March 1, 2017). He is eligible for performance-based compensation in the form of an annual bonus and is eligible to receive awards, in the Compensation Committee’s discretion, under the Company’s long-term incentive plans. Pursuant to his employment agreement, in the event that his employment is terminated by Ballantyne without good cause or by Mr. Boegner for good reason, as these terms are defined in the agreement, then he will receive his base salary for period equal to three (3) weeks for each year that he has been employed by the Company. In addition, Ballantyne will pay for or reimburse Mr. Boegner for the cost of health insurance during this same period. For more information on the terms of Mr. Boegner’s employment agreement, see “Potential Payments Upon Termination or Change-in-Control — Employment Agreements.”

Mr. Roberson’s employment agreement with the Company, which was entered into on November 7, 2018, provides for an annual base salary of $250,000, subject to annual review and adjustment, and he is eligible for performance-based compensation in the form of an annual bonus targeted at $150,000, payable partly in cash and partly through equity awards as determined by the Compensation Committee. The bonus will be subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee. As a signing bonus, the Company granted to Mr. Roberson 50,000 restricted stock units pursuant to the 2017 Plan, vesting over a period of three years from the date of grant, and stock options to purchase 40,000 shares of the Company’s common stock pursuant to the 2017 Plan, which options will vest over a period of five years from the date of grant. Mr. Roberson is also eligible to participate in the Company’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of the Company. The employment agreement also contains customary non-competition and non-solicitation covenants. Mr. Roberson’s employment agreement does not provide for any specified severance benefits.

Mr. Schulz’s employment agreement with the Company, which was entered into on March 23, 2017, provided for an annual base salary of $250,000 and a target annual bonus opportunity of $150,000. Any annual bonus earned based on the achievement of performance metrics and other criteria established by the Compensation Committee was payable partly in cash and partly through equity awards, as determined by the Compensation Committee. The employment agreement also provided Mr. Schulz with a signing bonus in the form of stock options to purchase 40,000 shares of the Company’s common stock, which options were scheduled to vest over a period of four years from the date of grant. Pursuant to his employment agreement, Mr. Schulz was eligible to participate in the Company’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of the Company. The employment agreement also contained customary non-competition and non-solicitation covenants. Mr. Schulz’s employment agreement did not provide for any specified severance benefits.

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In connection with his resignation effective November 16, 2018, the Company entered into a consulting agreement with Mr. Schulz. Pursuant to the consulting agreement, Mr. Schulz agreed to provide consulting services to the Company through March 31, 2019, at the rate of $26,683 per month, pro-rated for any partial month. The Company agreed to amend Mr. Schulz’s award agreement for 40,000 RSUs held by Mr. Schulz to provide that one-third of the RSUs would vest on January 26, 2019, and two-thirds of the RSUs would vest on March 31, 2019, subject to Mr. Schulz remaining in the continuous service of the Company through the applicable vesting dates. The Company also agreed to pay the employer contribution amount of COBRA premiums through December 31, 2019, if Mr. Schulz enrolled in such post-employment coverage under the Company’s health plan, subject to Mr. Schulz’s continued service pursuant to the consulting agreement through March 31, 2019. On March 26, 2019, Mr. Schulz and the Company agreed to extend the consulting agreement beyond March 31, 2019 on a month-to-month basis at the same rate, pro-rated for any partial month and, on March 31, 2019, all of Mr. Schulz’s 40,000 RSUs vested in full. Mr. Schulz’s consulting services ceased in May 2019.

Executive Compensation Tables

The following table sets forth information regarding all forms of compensation earned by the Named Executive Officers during the last two fiscal years. Messrs. Cerminara and Boegner were employed by the Company during all of fiscal 2017 and 2018. Mr. Schulz served as Chief Financial Officer from March 29, 2017 until his resignation effective November 16, 2018, at which time Mr. Roberson was appointed to the position.

2018 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(12)	Total ($)
D. Kyle Cerminara(1)	2018	225,000	—	188,000	(5)	91,074	(8)	—	5,691	509,765
Chairman and CEO	2017	210,577	—	390,000	(6)	144,577	(9)	—	5,518	750,672

Mark D. Roberson(2)	2018	25,000	—	112,500	(7)	37,223	(10)	—	85	174,808
EVP and CFO

Lance V. Schulz (3)	2018	225,962	—	188,000	(5)	91,074	(8)	—	65,620	570,656
Former SVP, Treasurer and CFO	2017	185,577	—	—		93,591	(11)	—	5,917	285,085

Ray F. Boegner	2018	275,000	—	188,000	(5)	91,074	(8)	—	9,193	563,267
President of Strong Cinema	2017	265,385	—	65,000	(6)	96,385	(9)	—	11,282	438,052

(1)	Mr. Cerminara was named to the Board of Directors on February 20, 2015. On September 23, 2015, Mr. Cerminara was appointed as Chairman. Effective November 24, 2015, Mr. Cerminara was appointed as our Chief Executive Officer. He also continues to serve as our Chairman. For 2018 and 2017, Mr. Cerminara did not receive any additional compensation as a director or as Chairman.

(2)	Mr. Roberson was appointed as Executive Vice President and Chief Financial Officer effective November 16, 2018 and was not a Named Executive Officer in 2017.

(3)	Mr. Schulz was appointed as Senior Vice President, Treasurer and Chief Financial Officer effective March 29, 2017 and served in that capacity until his resignation effective November 16, 2018.

(4)	The amounts in these columns represent the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board (“FASB”) ASC Topic 718. For additional information relating to the assumptions made in valuing and expensing these awards refer to Note 12 in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.

(5)	Consists of the grant date fair value of the January 26, 2018 grant of 40,000 RSUs to each of Messrs. Cerminara, Schulz and Boegner, in accordance with the 2017 Plan. RSUs are to be settled in shares of the Company’s common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs for Messrs. Cerminara and Boegner vest in one-third annual installments, beginning on the first anniversary of the grant date, subject to continued employment. As part of Mr. Schulz’s consulting agreement entered into in connection with his resignation, effective November 16, 2018, the Company agreed to amend Mr. Schulz’s award agreement to provide that one-third of his RSUs would vest on January 26, 2019, and two-thirds of his RSUs would vest on March 31, 2019, subject to Mr. Schulz remaining in the continuous service of the Company through the applicable vesting dates. The fair value of Mr. Schulz’s RSUs as of November 16, 2018, the date of the amendment, was $125,200.

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(6)	Consists of the grant date fair value of the February 28, 2017 grant of 60,000 and 10,000 restricted shares of the Company’s common stock to Messrs. Cerminara and Boegner, respectively, in accordance with the 2010 Plan. The shares vest in one-third annual installments, beginning on the first anniversary of the grant date, subject to continued employment.

(7)	Consists of the grant date fair value of the December 4, 2018 grant of 50,000 RSUs, in accordance with the 2017 Plan. RSUs are to be settled in shares of the Company’s common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vest in one-third annual installments, beginning on the first anniversary of the grant date, subject to continued employment. The RSUs were granted as a signing bonus pursuant to the terms of Mr. Roberson’s Employment Agreement with the Company.

(8)	Consists of the grant date fair value of the January 26, 2018 grant of 50,000 stock options to each of Messrs. Cerminara, Schulz and Boegner, in accordance with the 2017 Plan. The stock options vest in one-fifth annual installments, beginning on the first anniversary of the grant date. Mr. Schulz’s stock options were forfeited upon his resignation from the Company effective November 16, 2018.

(9)	Consists of the grant date fair value of the February 28, 2017 grant of 60,000 and 40,000 stock options to Messrs. Cerminara and Boegner, respectively, in accordance with the 2010 Plan. The stock options vest in one-fifth annual installments, beginning on the first anniversary of the grant date.

(10)	Consists of the grant date fair value of the December 4, 2018 grant of 40,000 stock options in accordance with the 2017 Plan. The stock options vest in one-fifth annual installments, beginning on the first anniversary of the grant date. The options were granted as a signing bonus pursuant to the terms of Mr. Roberson’s Employment Agreement with the Company.

(11)	Consists of the grant date fair value of the April 7, 2017 grant of 40,000 stock options in accordance with the 2010 Plan, which become exercisable in four equal annual installments beginning on the first anniversary of the grant date. The options were granted as a signing bonus pursuant to the terms of Mr. Schulz’s Employment Agreement with the Company. Upon his resignation from the Company effective November 16, 2018, Mr. Schulz immediately forfeited 30,000 unvested options and, following a period of 30 days from the effective date of his resignation, forfeited the right to exercise 10,000 options.

(12)	The Company provides its executives with certain employee benefits. These benefits include excess life and disability insurance and contributions made by the Company under the Ballantyne Retirement and Savings Plan. The amounts reported for each Named Executive Officer as All Other Compensation for 2018 are identified and quantified below:

	Mr. Cerminara	Mr. Roberson	Mr. Schulz	Mr. Boegner
Accrued vacation pay-out	$—	$—	$17,362	$—
Consulting fees(1)	—	—	40,025	—
Employer match on Retirement and Savings Plan	4,673	—	7,300	8,250
Excess life and disability insurance	1,018	85	933	943
Total All Other Compensation	$5,691	$85	$65,620	$9,193

(1)	In connection with his resignation effective November 16, 2018, the Company entered into a consulting agreement with Mr. Schulz. Pursuant to the consulting agreement, Mr. Schulz agreed to provide consulting services to the Company through March 31, 2019, at the rate of $26,683 per month, pro-rated for any partial month. Mr. Schulz’s consulting services ceased in May 2019.

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The following table sets forth information concerning outstanding equity awards for each of the Company’s Named Executive Officers as of the end of the last completed fiscal year.

Outstanding Equity Awards at 2018 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(*)
D. Kyle Cerminara	36,000	24,000	(1)	4.33	11/22/2025	—		—
	12,000	48,000	(2)	6.50	2/28/2027	—		—
	—	50,000	(3)	4.70	1/26/2028	—		—
	—	—		—	—	40,000	(7)	46,000
	—	—		—	—	40,000	(8)	46,000

Mark D. Roberson	—	40,000	(4)	2.25	12/4/2028	50,000	(9)	57,500

Lance V. Schulz	—	—	(3)(5)	—	—	40,000	(10)	46,000

Ray F. Boegner	5,000	—	(6)	4.70	1/11/2022	—		—
	16,000	16,000	(1)	4.33	11/22/2025	—		—
	8,000	32,000	(2)	6.50	2/28/2027	—		—
	—	50,000	(3)	4.70	1/26/2028	—		—
	—	—		—	—	6,667	(11)	7,667
	—	—		—	—	40,000	(8)	46,000

* Based on the closing stock price of our common stock of $1.15 on December 31, 2018, the last trading day of the 2018 fiscal year.

(1)	The 60,000 and 40,000 stock options granted to Messrs. Cerminara and Boegner, respectively, on November 22, 2015 pursuant to the 2010 Plan become exercisable in five equal annual installments beginning on November 22, 2016 and thereafter on November 22, of each year through 2020. On November 23, 2016, Mr. Boegner exercised options from this grant to acquire 8,000 shares of the Company’s common stock at an exercise price of $4.33 per share.

(2)	The 60,000 and 40,000 stock options granted to Messrs. Cerminara and Boegner, respectively, on February 28, 2017 pursuant to the 2010 Plan become exercisable in five equal annual installments beginning on February 28, 2018 and thereafter on February 28 of each year through 2022.

(3)	The 50,000 stock options granted to each of Messrs. Cerminara and Boegner on January 26, 2018 become exercisable in five equal annual installments beginning on January 26, 2019 and thereafter on January 26 of each year through 2023. Mr. Schulz was also granted 50,000 stock options with the same vesting terms on January 26, 2018. Upon his resignation from the Company effective November 16, 2018, Mr. Schulz immediately forfeited all 50,000 unvested options.

(4)	The 40,000 stock options granted to Mr. Roberson on December 4, 2018 pursuant to the 2017 Plan become exercisable in five equal annual installments beginning on December 4, 2019 and thereafter on December 4 of each year through 2023.

(5)	The 40,000 stock options granted to Mr. Schulz on April 7, 2017 pursuant to the 2010 Plan were scheduled to vest and become exercisable in four equal annual installments beginning on April 7, 2018 and thereafter on April 7 of each year through 2021. Upon his resignation from the Company effective November 16, 2018, Mr. Schulz immediately forfeited 30,000 unvested options and, following a period of 30 days from the effective date of his resignation, forfeited the right to exercise 10,000 options.

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(6)	The 30,000 stock options granted to Mr. Boegner on January 11, 2012 pursuant to the 2010 Plan became exercisable in four equal installments beginning on January 11, 2013 and thereafter on January 11 of each year through 2016. On both August 11, 2016 and August 30, 2016, Mr. Boegner exercised options from this grant to acquire 5,000 shares of the Company’s common stock. On June 8, 2017, Mr. Boegner exercised options from this grant to acquire 7,000 shares of the Company’s common stock. On August 14, 2017, Mr. Boegner exercised options from this grant to acquire 8,000 shares of the Company’s common stock.

(7)	Represents 40,000 shares of restricted stock. The restricted shares vest in equal annual installments on February 27, 2019 and February 27, 2020.

(8)	Represents 40,000 RSUs to be settled in shares of the Company’s common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vest in equal annual installments on January 26, 2019, January 26, 2020 and January 26, 2021.

(9)	Represents 50,000 RSUs to be settled in shares of the Company’s common stock on a one-for-one basis as soon as practicable following the applicable vesting date. The RSUs vest in equal annual installments on December 4, 2019, December 4, 2020 and December 4, 2021.

(10)	Represents 40,000 RSUs to be settled in shares of the Company’s common stock on a one-for-one basis as soon as practicable following the applicable vesting date. As part of Mr. Schulz’s consulting agreement entered into in connection with his resignation, the Company agreed to amend Mr. Schulz’s award agreement for the RSUs held by Mr. Schulz to provide that one-third of the RSUs would vest on January 26, 2019, and two-thirds of the RSUs would vest on March 31, 2019, subject to Mr. Schulz remaining in the continuous service of the Company through the applicable vesting dates.

(11)	Represents 6,667 shares of restricted stock. The shares vest in equal annual installments on February 27, 2019 and February 27, 2020.

Potential Payments Upon Termination or Change-in-Control

Employment Agreements

Pursuant to Mr. Boegner’s employment agreement with the Company, in the event Mr. Boegner’s employment is terminated by the Company without good cause or by Mr. Boegner for good reason, then he will receive his base salary for a period equal to three (3) weeks for each year that he has been employed by the Company and all existing insurance benefits shall remain in force until the last day of the month in which the severance period expires, subject to Mr. Boegner’s continued compliance with certain restrictive covenants set forth in the employment agreement (including confidentiality and non-solicitation covenants) and his execution of the Company’s standard form of general release. In addition, Mr. Boegner would be entitled to receive any earned and unpaid amounts owed to him under the employment agreement and such other accrued benefits as may be provided for under the agreement. For purposes of Mr. Boegner’s employment agreement, “good reason” means a material breach by the Company of its obligations to Mr. Boegner under the agreement. In addition, for purposes of the agreement, “cause” exists if Mr. Boegner (i) acted dishonestly or incompetently or engaged in willful misconduct in performance of his executive duties, (ii) breached fiduciary duties owed to the Company, (iii) intentionally failed to perform reasonably assigned duties, (iv) willfully violated any law, rule or regulation, or court order (other than minor traffic violations or similar offenses), or otherwise committed any act which would have a material adverse impact on the business of the Company, and/or (v) is in breach of his obligations under the agreement and fails to cure such breach within thirty (30) days after receiving notice of the breach from the Company.

We are also obligated under Mr. Boegner’s employment agreement to provide certain payments to Mr. Boegner in the event of his death or termination by reason of his incapacity. In the event of Mr. Boegner’s death, we are obligated to pay his estate all accrued sums due and owing to Mr. Boegner with respect to his salary and such other benefits as may be provided under his agreement. In addition, in the event we terminate Mr. Boegner’s employment by reason of his incapacity, Mr. Boegner is entitled to any accrued amounts due and owing to him with respect to his salary and such other benefits as may be provided under his agreement.

The employment agreement for Mr. Roberson does not provide for any specified severance benefits. However, Mr. Roberson, along with Mr. Cerminara, would have been entitled during the 2018 fiscal year to severance and other benefits, such as accrued vacation, pursuant to the Company’s then-existing severance policy available to all salaried employees. Mr. Schulz’s employment agreement did not provide for any specified severance benefits.

2017 Omnibus Equity Compensation Plan – Change in Control Provisions

The 2017 Plan, which was approved by our stockholders on June 15, 2017, generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

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To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason.” Any stock options or stock appreciation rights (“SARs”) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to the exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the voting power or value of the Company’s stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors during a twelve-month period; and (c) the acquisition of 50% or more of the gross fair market value of the Company’s assets over a twelve-month period. The full definition of “change in control” is set out in the 2017 Plan.

For purposes of the 2017 Plan, unless otherwise defined in a written agreement with the participant or an applicable severance plan, “cause”, as a reason for the Company’s termination of a participant’s employment, generally means that the participant (a) acted dishonestly or incompetently or engaged in willful misconduct in performance of his or her duties; (b) breached fiduciary duties owed to the Company; (c) intentionally failed to perform reasonably assigned duties, which the participant did not satisfactorily correct within 30 calendar days following written notification; (d) was convicted or entered a plea of guilty or nolo contendere of any felony crime involving dishonesty; or (e) otherwise committed any act which could have a material adverse impact on the business of the Company.

For purposes of the 2017 Plan, unless otherwise defined in a written agreement with the participant or an applicable severance plan, “good reason”, as a reason for a participant’s termination of his or her employment, generally means the occurrence of any of the following without the participant’s consent (and unless timely cured by the Company following notice from the participant): (a) any material diminution in the participant’s compensation or benefits, unless generally applicable to all similarly situated employees of the Company; (b) the assignment to the participant of any duties inconsistent with, or substantially adverse to his or her status and duties, or a reduction in title; (c) a material breach by the Company or a subsidiary of its obligations under the participant’s employment agreement, if any; or (d) the relocation of the participant’s primary work location to a location more than fifty miles away from the current location, in each case if not cured by the Company within the time limits set forth in the 2017 Plan.

Except as described above with respect to a change in control, unexercisable stock options, unvested restricted shares and unvested RSUs generally become forfeited upon termination of employment. The stock options that are exercisable at the time of termination of employment expire within the earlier of thirty days after such termination or the expiration date of the options. Upon termination for “cause,” all options, whether or not exercisable, are generally automatically forfeited.

Awards granted under the 2017 Plan may be subject to forfeiture or recoupment as determined by the Compensation Committee in the event of certain detrimental activity, such as a participant’s breach of applicable restrictive covenants. Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

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2010 Long-Term Incentive Plan – Change in Control Provisions

The 2010 Plan provides that no acceleration of an award shall occur upon or after a “change in control” unless such acceleration is provided for in the applicable award agreement and determined by the Compensation Committee on a grant-by-grant basis or as may be provided in an after written agreement between the Company and the grantee. The award agreements for the stock options, restricted shares and RSUs granted to Messrs. Cerminara, Schulz and Boegner under the 2010 Plan provide for accelerated vesting of all unvested options, restricted shares and RSUs upon the occurrence of a “change in control” while the grantee is employed by the Company or a subsidiary of the Company as of the date of the change in control.

For purposes of the 2010 Plan, subject to the exceptions set forth in the 2010 Plan, a “change in control” generally includes (i) the acquisition of more than 50% of the company’s common stock; (ii) over a twelve-month period, the acquisition of more than 50% of the company’s common stock or the replacement of a majority of the board of directors by directors not endorsed by the persons who were members of the board before the new directors’ appointment; and (iii) the acquisition of more than 50% of the total gross fair market value of all the assets of the Company over a twelve-month period.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to the Company’s directors in fiscal 2018, except for Mr. Cerminara who does not receive any separate compensation for his service as a director.

	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Samuel C. Freitag(2)	31,829	—	—	—	—	—	31,829
William J. Gerber(2)	43,750	30,000	—	—	—	—	73,750
Jack H. Jacobs(2)	8,195	30,000	—	—	—	—	38,195
Lewis M. Johnson(2)	32,559	30,000	—	—	—	—	62,559
Charles T. Lanktree(2)	37,000	30,000	—	—	—	—	67,000
Robert J. Roschman	31,750	30,000	—	—	—	—	61,750
James C. Shay	22,908	—	—	—	—	—	22,908
Ndamukong Suh	31,750	30,000	—	—	—	—	61,750

(1)	Represents the annual retainer fee paid to each director and cash payments for attendance at meetings of the Board of Directors and meetings of committees of the Board of Directors both in person and via teleconference. Messrs. Freitag and Shay resigned from the Board of Directors effective August 30, 2018 and July 6, 2018, respectively. Colonel Jacobs was appointed to the Board of Directors effective July 11, 2018. Each director who served for a partial year during 2018 received a pro rata portion of the annual cash retainer fee. Although not included in the above table, the directors are reimbursed for their out-of-pocket expenses of attending meetings of the Board of Directors.

(2)	Mr. Gerber earned $10,000 for acting as Chairman of the Audit Committee, Mr. Lanktree earned $5,000 for acting as Chairman of the Compensation Committee and Messrs. Freitag, Jacobs and Johnson each earned a pro rata portion of $5,000 for acting as Chairman of the Nominating and Corporate Governance Committee (Mr. Freitag served as Chairman until Mr. Johnson was appointed Chairman effective July 11, 2018, and Mr. Johnson served as Chairman from July 11, 2018 until Colonel Jacobs was appointed Chairman effective September 7, 2018).

(3)	On December 4, 2018, Messrs. Gerber, Jacobs, Johnson, Lanktree, Roschman and Suh were each granted 13,333 RSUs under the 2017 Plan. The RSUs vest on December 4, 2019, subject to the recipient’s continued service as a director of the Company through such date. Each RSU represents a contingent right to receive one share of common stock of the Company. The amounts shown in this column include the fair value of the annual restricted stock award on the date of grant, which was $2.25 per share. For additional information relating to the assumptions made in valuing and expensing these awards for 2018, refer to Note 12 in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.

The aggregate number of unvested RSUs outstanding as of December 31, 2018 for each of Messrs. Gerber, Jacobs, Johnson, Lanktree, Roschman and Suh was 13,333.

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Prior to the modification of our director compensation program in June 2019, our non-employee directors received an annual cash retainer of $25,000, paid in quarterly installments, and the following cash payments for attending meetings of the Board of Directors and meetings of committees of the Board of Directors: (i) $1,500 for each meeting of the Board of Directors attended in person; (ii) $500 for each meeting of the Board of Directors attended via teleconference; (iii) $500 for each meeting of a committee of the Board of Directors attended in person; and (iv) $250 for each meeting of a committee of the Board of Directors attended via teleconference. Each non-employee director also received an annual grant of RSUs with a value of $30,000. Each RSU represents a contingent right to receive one share of common stock of the Company and vests on the one-year anniversary of the grant date. In addition, the Chairman of the Board of Directors and the Chairman of the Audit Committee each received an annual cash retainer of $10,000, paid in quarterly installments, and the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each received an annual cash retainer of $5,000, paid in quarterly installments. The non-employee directors also received reimbursement of reasonable out-of-pocket expenses for attending meetings of the Board of Directors.

On June 6, 2019, we modified the compensation program for all non-employee directors. The new program was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company. The terms of the new program are as follows:

●	Each non-employee director will receive an annual cash retainer of $25,000, paid in quarterly installments;

●	The Chairman of the Audit Committee will receive an additional annual cash retainer of $10,000, paid in quarterly installments;

●	The Chairman of the Compensation Committee as well as the Chairman of the Nominating and Corporate Governance Committee will each receive an additional cash retainer of $5,000, paid in quarterly installments;

●	Each non-employee director will receive an annual grant of RSUs with a value of $45,000, vesting in three equal annual installments, beginning with the first anniversary of the grant date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated to the Board of Directors for election by stockholders, other than for good reason as determined by the Board of Directors in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company (effective as of July 1, 2019); and

●	Reimbursement for reasonable out-of-pocket expenses for attending meetings of the Board of Directors and its Committees.

Following the adoption of the new director compensation program, which provides for an annual grant of RSUs with a value of $45,000, on July 1, 2019, the Compensation Committee granted 14,563 RSUs with a value of $45,000 to each of the Company’s six non-employee directors, with each RSU representing a contingent right to receive one share of the Company’s common stock. The RSUs vest in three equal annual installments, beginning with the first anniversary of the grant date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated to the Board of Directors for election by stockholders, other than for good reason as determined by the Board of Directors in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company.

Additionally, on July 1, 2019 the Compensation Committee granted an additional 10,000 RSUs to Mr. Johnson in consideration of his service as Co-Chairman of the Board of Directors, with each RSU representing a contingent right to receive one share of the Company’s common stock. The RSUs vest in three equal annual installments, beginning with the first anniversary of the grant date, provided that, if Mr. Johnson makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated to the Board of Directors for election by stockholders, other than for good reason as determined by the Board of Directors in its discretion, then Mr. Johnson’s RSUs will vest in full as of Mr. Johnson’s last date of service as a director of the Company.

The 2017 Plan includes a limit on the amount of compensation payable to our non-employee directors. Specifically, the 2017 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), when taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

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REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose. BDO USA, LLP (“BDO”) acted as the Company’s independent registered public accounting firm for the year ended December 31, 2018 and was responsible for conducting an independent audit of the Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2018 with management of the Company and with representatives of BDO. The discussions with BDO included all matters that BDO was required to communicate and discuss with the Audit Committee by the applicable requirements of the PCAOB and the Securities and Exchange Commission.

In addition, the Audit Committee reviewed the independence of BDO. The Audit Committee discussed BDO’s independence with them and has received written disclosures and a letter from BDO regarding their independence as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence.

Based upon its review and the discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

The Audit Committee has appointed Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and has submitted the appointment to the Company’ stockholders for ratification.

The foregoing report is submitted by the Audit Committee in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

William J. Gerber (Chair)

Colonel Jack H. Jacobs

PROPOSAL TWO
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
THE BALLANTYNE STRONG, INC. 2017 OMNIBUS EQUITY COMPENSATION PLAN

The 2017 Plan was originally adopted by our Board of Directors on March 23, 2017 and was approved by our stockholders at our 2017 Annual Meeting of Stockholders. On October 28, 2019, the Board of Directors approved the amendment and restatement of the 2017 Plan, in order to increase the number of shares of the Company’s common stock (“shares”) reserved for issuance under the 2017 Plan and to extend the expiration date of the 2017 Plan, subject to approval of the amendment and restatement of the 2017 Plan by our stockholders. We are recommending that stockholders approve the amendment and restatement of the 2017 Plan because we believe that the 2017 Plan continues to be essential to our continued success, by allowing the Company to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of our stockholders.

Stockholders are being asked to approve the amendment and restatement of the 2017 Plan to increase the number of shares authorized for issuance under the 2017 Plan by 1,975,000 shares. The share reserve under the 2017 Plan will also be increased by any shares subject to outstanding awards under the Company’s 2010 Plan and 2014 Non-Employee Directors’ Restricted Stock Plan (collectively, the “Prior Plans”) that are forfeited, canceled, surrendered, settled in cash or otherwise terminated without the issuance of shares after the amendment and restatement of the 2017 Plan.

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As of October 29, 2019, approximately 391,778 shares remained available for issuance under the 2017 Plan. Our Board of Directors has determined that this amount is insufficient to meet our needs for future equity incentive awards. In its determination to seek stockholder approval to increase the number of shares authorized for issuance under the 2017 Plan, the Board of Directors reviewed the Compensation Committee’s recommendations, which were based on analysis and recommendations of the Compensation Committee’s independent consultant, Compensation Resources. Among other factors, the Board of Directors and the Compensation Committee have considered that (i) the Company desires to align the financial interests of its executives and other employees with those of the Company’s stockholders; (ii) the Company anticipates the use of equity compensation for recruitment and retention purposes in the future; (iii) the Company is seeking to conserve cash and intends to continue to use equity grants as a significant portion of director compensation and employee awards; (iv) the Company’s director compensation program has been changed to eliminate meeting fees, while retaining the same annual cash retainer and increasing the equity compensation portion of director compensation; and (v) the Company’s objectives for the near future are likely to include the recruitment of executives and other personnel. Based on our historical equity grant practices, we believe that, if our stockholders approve the amendment and restatement of the 2017 Plan, the increased share reserve will be sufficient for us to continue granting equity awards for approximately two to four years. Without stockholder approval of the amendment and restatement of the 2017 Plan, we may be required to increase the cash components of our compensation program, which may inhibit our ability to align the interests of our executives with those of our stockholders.

Stockholders are also being asked to approve the amendment and restatement of the 2017 Plan to extend the expiration date of the 2017 Plan by approximately two years, until October 27, 2029.

Plan Highlights

The 2017 Plan contains a number of provisions that are consistent with our compensation philosophy and designed to protect the interests of our stockholders, including the following:

FEATURE	DESCRIPTION
No “Liberal” Change in Control Definition	The 2017 Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change in control provisions in the 2017 Plan to be triggered.

No Automatic “Single-Trigger” Vesting on a Change in Control

The 2017 Plan generally provides for “double-trigger” vesting of equity awards that are assumed in a change in control transaction, which means that awards which are assumed in the transaction generally will continue to vest based on continued service, or, if earlier, upon a termination by the Company without cause or by the participant for good reason within two years after the change in control.

Awards that are not assumed in a change in control transaction would vest on a “single-trigger” basis upon the consummation of the transaction.

No “Liberal” Share Recycling	The 2017 Plan prohibits “liberal” share recycling with respect to any awards granted under the 2017 Plan, which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award, and shares that are repurchased by the Company with stock option proceeds will not be added back to the 2017 Plan. In addition, when a stock appreciation right is settled in shares, all of the shares underlying the stock appreciation right will be counted against the share limit of the 2017 Plan.

Forfeiture and Recoupment Provisions	Awards granted under the 2017 Plan may be subject to forfeiture or recoupment as determined by the Compensation Committee in the event of certain detrimental activity, such as a participant’s breach of applicable restrictive covenants. Awards under the 2017 Plan also may be subject to forfeiture or recoupment under any compensation recovery (or “clawback”) policy that the Company may adopt.

No Discounted Stock Options or Stock Appreciation Rights	The 2017 Plan does not permit the use of “discounted” stock options or stock appreciation rights.

No Re-Pricing of Stock Options or Stock Appreciation Rights; No Reload Awards	The 2017 Plan does not permit the “re-pricing” of stock options and stock appreciation rights without stockholder approval. This includes a prohibition on cash buyouts of underwater options or stock appreciation rights and “reloads” in connection with the exercise of options or stock appreciation rights.

No Dividends or Dividend Equivalents on Unvested Awards or Stock Options/Stock Appreciation Rights	No dividends or dividend equivalents will be paid currently while awards are unvested. Instead, any dividends or dividend equivalents with respect to unvested awards will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance goals). Additionally, no dividend equivalents will be granted with respect to any shares underlying a stock option or stock appreciation right.

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A summary of the material terms of the amended and restated 2017 Plan is provided below, and the complete text of the amended and restated 2017 Plan is attached as Appendix A to this proxy statement. The following summary of the amended and restated 2017 Plan does not purport to be complete and is qualified in its entirety by reference to Appendix A.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the 2017 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options), SARs, restricted shares, RSUs, other share-based awards and cash-based awards. As amended and restated, no awards may be made under the 2017 Plan after October 27, 2029, or such earlier date as the Board of Directors may terminate the 2017 Plan.

Administration

The 2017 Plan is administered by the Compensation Committee of the Board of Directors, or by such other committee or subcommittee as may be appointed by our Board of Directors, and which consists entirely of two or more individuals who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “independent directors” within the meaning of applicable stock exchange rules, and, to the extent relevant, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the 2017 Plan as it deems appropriate, and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws. Our Board of Directors also reserves the authority to administer and issue awards under the 2017 Plan.

Eligibility

The 2017 Plan provides for awards to the Company’s non-employee directors and to employees and consultants of the Company and its subsidiaries designated by the Compensation Committee, except that incentive stock options may only be granted to the Company’s employees and employees of its subsidiaries. As of the Record Date, approximately 300 employees and ten consultants, as well as our six non-employee directors, are eligible to be selected by the Compensation Committee to receive awards under the 2017 Plan.

Shares Available

As amended and restated, the maximum number of shares that may be issued or transferred with respect to awards under the 2017 Plan is 3,746,189 shares, plus the number of shares covered by outstanding awards under the Prior Plans that are forfeited, canceled, surrendered, settled in cash or otherwise terminated without the issuance of shares after the amendment and restatement of the 2017 Plan. The number of shares available for issuance under the 2017 Plan is also subject to adjustment in certain circumstances, as described below. Shares issued under the 2017 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that expire or are forfeited, canceled, surrendered or otherwise terminated without the issuance of shares will again be available for issuance under the 2017 Plan. Shares used to pay the exercise price of stock options, repurchased by us with stock option proceeds, or used to pay withholding taxes upon exercise, vesting or payment of an award will not again be available for issuance under the 2017 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2017 Plan, regardless of the number of shares used to settle the SAR.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market.

Non-Employee Director Award Limits

The 2017 Plan provides that the aggregate grant date fair value (determined as of the applicable grant date(s) under applicable financial accounting rules) of all awards granted to any single non-employee director during any single calendar year, taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

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Stock Options

Subject to the terms and provisions of the 2017 Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options (all 3,746,189 shares reserved under the 2017 Plan may be issued pursuant to “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code)) or as non-qualified stock options. The Compensation Committee determines the number of options granted to any recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or non-qualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of October 29, 2019, the closing price of our common stock as reported on the NYSE American was $2.87 per share. The method of exercising a stock option granted under the 2017 Plan will be set forth in the applicable award agreement and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the Compensation Committee in its discretion.

The grant of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs under the 2017 Plan. A SAR entitles the holder to receive from us, upon exercise, an amount equal to the excess, if any, of (a) the aggregate fair market value of the specified number of shares subject to the SAR, over (b) the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR will have a term no longer than 10 years.

We may make payment of the amount to which the participant exercising a SAR is entitled by delivering shares, cash or a combination of shares and cash, as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Shares

Under the 2017 Plan, the Compensation Committee may grant or sell restricted shares to plan participants (i.e., shares that are subject to a substantial risk of forfeiture and restrictions on transferability). Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted shares, the recipient will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive dividends and other distributions paid or made with respect to the restricted shares, except that any dividends with respect to unvested restricted shares will be accumulated or deemed reinvested until the vesting of the underlying restricted shares. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

Restricted Share Units

Under the 2017 Plan, the Compensation Committee may grant or sell RSUs to plan participants. RSUs constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period, subject to such other terms and conditions as the Compensation Committee may specify. RSUs are not shares and do not entitle the recipients to the rights of a stockholder. RSUs may be settled in cash or shares, or a combination thereof, in an amount based on the fair market value of a share on the settlement date. Each RSU award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

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Other Share-Based Awards

The 2017 Plan also provides for grants of other share-based awards, which may include unrestricted shares or time-based or performance-based unit awards that are settled in shares or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Dividend Equivalents

As determined by the Compensation Committee in its discretion, RSUs or other share-based awards may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance objectives). No dividend equivalents shall be granted with respect to shares underlying any stock option or SAR.

Cash-Based Awards

The 2017 Plan authorizes the Compensation Committee to grant cash-based awards, which will be evidenced by an award agreement that specifies the terms of the award, such as the achievement of applicable stated performance objectives.

Performance Objectives

The 2017 Plan provides that performance objectives may be established by the Compensation Committee in connection with any award granted under the 2017 Plan. Performance objectives may relate to performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group of comparable companies or a special index of companies.

For example, the Compensation Committee may, but is not required to, grant awards with vesting subject to the achievement of performance criteria based on the attainment of specified levels of performance measures such as the following: return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest, taxes, depreciation and/or amortization, sales, sales growth, gross margin, return on investment, increase in the fair market value of the Company’s common stock, share price (including but not limited to, growth measures and total stockholder return), operating income or profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory terms, financial return ratios, total return to stockholders, market share, earnings measures/ratios, economic or incremental value added, economic profit, balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, working capital measurements (such as average working capital divided by sales), customer or dealer satisfaction surveys and productivity.

Change in Control

The 2017 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, then such outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason”. Any stock options or SARs that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

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The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess, if any, of the fair market value of the shares subject to the award, over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to the exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the voting power or value of the Company’s stock (other than by Fundamental Global and its affiliates); (b) the incumbent Board of Directors ceasing to constitute a majority of the Board of Directors during a twelve-month period; and (c) the acquisition of 50% or more of the gross fair market value of the Company’s assets over a twelve-month period (other than by Fundamental Global and its affiliates). The full definition of “change in control” is set out in the 2017 Plan.

For purposes of the 2017 Plan, unless otherwise defined in a written agreement with the participant or an applicable severance plan, “cause”, as a reason for the Company’s termination of a participant’s employment, generally means that the participant (a) acted dishonestly or incompetently or engaged in willful misconduct in performance of his or her duties, (b) breached fiduciary duties owed to the Company, (c) intentionally failed to perform reasonably assigned duties, which the participant did not satisfactorily correct within 30 calendar days following written notification, (d) was convicted or entered a plea of guilty or nolo contendere of any felony crime involving dishonesty, or (e) otherwise committed any act which could have a material adverse impact on the business of the Company.

For purposes of the 2017 Plan, unless otherwise defined in a written agreement with the participant or an applicable severance plan, “good reason”, as a reason for a participant’s termination of his or her employment, generally means the occurrence of any of the following without the participant’s consent (and unless timely cured by the Company following notice from the participant): (a) any material diminution in the participant’s compensation or benefits, unless generally applicable to all similarly situated employees of the Company, (b) the assignment to the participant of any duties inconsistent with, or substantially adverse to, his or her status and duties, or a reduction in title, (c) a material breach by the Company or a subsidiary of its obligations under the participant’s employment agreement, if any, or (d) the relocation of the participant’s primary work location to a location more than fifty miles away from the current location, in each case if not cured by the Company within the time limits set forth in the 2017 Plan.

Forfeiture and Recoupment of Awards

If a participant engages in any “detrimental activity,” either during service with the Company or a subsidiary or within two years thereafter, then, promptly upon receiving notice of the Compensation Committee’s determination, the participant shall:

(a) forfeit all awards granted under the 2017 Plan to the extent then held by the participant;

(b) return to the Company or the subsidiary all shares that the participant has not disposed of that had been acquired within two years prior to the date of the participant’s initial commencement of the detrimental activity, in exchange for a payment equal to any purchase price or exercise price actually paid by the participant; and

(c) with respect to any shares acquired within two years prior to the date of the participant’s initial commencement of the detrimental activity pursuant to awards granted under the 2017 Plan that were disposed of by the participant, pay to the Company or the subsidiary, in cash, the excess, if any, of: (i) the fair market value of the shares on the date acquired, over (ii) any amount actually paid by the participant for the shares.

Detrimental activity generally means a violation of any non-compete, non-solicitation, confidentiality, or ownership of works covenants, as set forth in any agreement between the participant and the Company or a subsidiary, including, but not limited to, the award agreement or any severance plan maintained by the Company or a subsidiary that covers the participant. Detrimental activity also includes (a) participant’s commission of any act of fraud, misappropriation or embezzlement against or in connection with the Company or any of its subsidiaries, or (b) a conviction, guilty plea or plea of nolo contendere of participant for any crime involving dishonesty or for any felony.

Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment as provided pursuant to any applicable compensation recovery (or “clawback”) policy that the Company may adopt.

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Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the 2017 Plan, the individual share award limits, and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of the rights of participants. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights.

Transferability

Except as the Compensation Committee otherwise determines, awards granted under the 2017 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative.

Amendment; Prohibition on Re-Pricing

The Board of Directors may amend, alter, suspend or terminate the 2017 Plan at any time, in whole or in part, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the 2017 Plan to comply with applicable law, stock exchange rules or accounting rules, and further provided that an incentive stock option may be modified, without a participant’s consent, to be treated as a non-qualified stock option.

Except in connection with certain corporate transactions, no award may be amended or otherwise subject to any action that would be treated as a “re-pricing” of such award, unless such action is approved by our stockholders.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2017 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the 2017 Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such shares are disposed of within either of such two- or one-year periods, then, in the year of such disposition, the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR, and we will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us.

Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares.

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Restricted Share Units. A participant will not recognize taxable income at the time of grant of a RSU award, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by the Company.

Other Share-Based Awards and Cash-Based Awards. Generally, participants will recognize taxable income at the time of payment of cash-based awards and at the time of settlement of other share-based awards (with the amount of income recognized pursuant to other share-based awards generally being equal to the amount of cash and the fair market value of any shares delivered under the award).

Tax Deductibility of Compensation Provided Under the 2017 Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the 2017 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1.0 million per year payable to certain covered employees of a public company. The Tax Cuts and Jobs Act of 2017 expanded the scope of Section 162(m) in several respects, including by repealing an exemption from the $1.0 million deduction limit for “qualified performance-based compensation,” generally effective for taxable years beginning after December 31, 2017. As a result, except as otherwise permitted pursuant to applicable transition rules, compensation paid (under the 2017 Plan or otherwise) to one of our covered employees generally will not be deductible by us to the extent that the amount of compensation paid in the applicable year exceeds $1.0 million.

Further, to the extent that compensation provided under the 2017 Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the 2017 Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of the additional shares reserved for issuance under the 2017 Plan with the SEC pursuant to the Securities Act of 1933, as amended, after approval of the amendment and restatement of the 2017 Plan by the Company’s stockholders.

New Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which non-employee directors, employees and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 2017 Plan or the amount of such awards.

Required Vote

The number of votes cast by stockholders, either in person or by proxy, at the Annual Meeting “for” approval of the amendment and restatement of the 2017 Plan must exceed the number of votes cast “against” approval of the amendment and restatement of the 2017 Plan. Under exchange rules, abstentions will count as a vote “against” the proposal. Broker non-votes will have no effect on the proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of the amendment and restatement of the 2017 Omnibus Equity Compensation Plan.

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Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of December 31, 2018.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,144,498	(1)	$5.06	1,049,156	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	1,144,498		$5.06	1,049,156

(1)	Includes 427,000 securities to be issued upon exercise of outstanding options under the 2010 Plan; and 440,000 securities to be issued upon exercise of outstanding options and 277,498 securities to be issued upon vesting of restricted stock units under our 2017 Plan.

(2)	All shares available for future issuance are under the 2017 Plan.

As of October 29, 2019, approximately 391,778 shares remained available for issuance under the 2017 Plan.

PROPOSAL THREE

ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Background

At the 2017 Annual Meeting of Stockholders, the stockholders approved, by advisory vote, an annual frequency for future advisory votes on the compensation of the Company’s Named Executive Officers (“say-on-pay vote”). This advisory vote was accepted by the Board of Directors. Stockholders are expected to have the opportunity to vote on the frequency of future votes on Named Executive Officer compensation at the 2023 Annual Meeting of Stockholders.

The annual advisory say-on-pay vote on executive compensation is provided to stockholders as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act and is a non-binding vote on the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules promulgated by the SEC, including the 2018 Summary Compensation Table and the other related tables and narrative disclosure. As a smaller reporting company, we are not required to provide a separately-captioned “Compensation Discussion and Analysis” section in this proxy statement.

The advisory say-on-pay vote is not a vote on the Company’s general compensation policies, compensation of the Board of Directors, or the Company’s compensation policies as they relate to risk management.

The Compensation Committee believes the Company’s executive compensation program reflects a strong philosophy that rewards performance and is closely aligned with stockholders’ long-term interests.

Non-Binding Advisory Resolution

We are asking our stockholders to indicate their support for the Company’s executive compensation program as described in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the narrative compensation discussion sections, the compensation tables and any related materials disclosed in the Company’s Proxy Statement, is hereby APPROVED.”

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This advisory say-on-pay vote on executive compensation is not binding on the Board of Directors or the Compensation Committee. However, the Board of Directors values the opinion of our stockholders and will take into account the result of the vote when making future decisions regarding executive compensation. The next say-on-pay vote is currently expected to occur at our 2020 Annual Meeting of Stockholders.

Required Vote

The number of votes cast by stockholders, either in person or by proxy, at the annual meeting “for” advisory approval of the compensation of our Named Executive Officers pursuant to the above resolution must exceed the number of votes cast “against” advisory approval.

Our Board of Directors recommends a vote “FOR” adoption of the advisory resolution approving the compensation of the Company’s Named Executive Officers.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Haskell & White LLP (“Haskell & White”) has served as the Company’s independent registered public accounting firm since April 11, 2019. It is expected that representatives of Haskell & White will attend the Annual Meeting, either in person or telephonically, and will be available to respond to appropriate questions from stockholders.

Change in Accountants

Former Independent Registered Public Accounting Firm

On April 11, 2019, we dismissed BDO as our independent registered public accounting firm and appointed Haskell & White as our new independent registered public accounting firm, effective immediately. The Audit Committee approved the change in the auditors, following a competitive request for proposal process with several independent registered public accounting firms.

During the two fiscal years ended December 31, 2018, and the subsequent interim periods through April 11, 2019, there were no: (1) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of BDO on the Company’s financial statements as of and for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided BDO with a copy of the foregoing disclosures and requested BDO to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above disclosures. A copy of this letter, dated April 11, 2019, was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 12, 2019,

New Independent Registered Public Accounting Firm

On April 11, 2019, we appointed Haskell & White as our new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2018 and 2017, and during all subsequent interim periods through April 11, 2019, the Company did not consult Haskell & White regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was the subject of a “disagreement” with its former auditors or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.

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Audit Fees

The following table sets forth the aggregate fees for professional service rendered by BDO, our prior independent registered public accounting firm, for each of the last two fiscal years.

	2018	2017
Audit Fees(1)	$482,500	$482,800
Audit-Related Fees(2)	18,643	15,344
Tax Fees	—	—
All Other Fees	—	—
Total	$501,143	$498,144

(1)	Includes fees for professional services rendered during the fiscal year for the audit of our annual financial statements and for reviews of the financial statements included in our Quarterly Reports on Form 10-Q. In addition, includes fees for professional services rendered by BDO related to the review of the Company’s filing of equity method investment financial statements and issuance of the related consent in 2018, state regulatory filing requirements in 2017 and review of the Company’s registration statement on Form S-8 and the issuance of the related consent in 2017.

(2)	Includes fees for professional services rendered for the review of standalone financial statements for one of the Company’s subsidiaries.

The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. All audit and permitted non-audit services are pre-approved by the Audit Committee. The Audit Committee has delegated the responsibility of approving proposed non-audit services that arise between Audit Committee meetings to the Chairman, provided that the decision to approve the services is presented for ratification at the next scheduled Audit Committee meeting.

Ratification of Haskell & White as our Independent Registered Public Accounting Firm

The Audit Committee has appointed Haskell & White as the independent registered public accounting firm to perform an audit of the Company’s consolidated financial statements for the year ending December 31, 2019. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm, and it oversees the negotiation of the fees that are paid for these services. In the course of these responsibilities, the Audit Committee periodically considers whether it would be in the Company’s and stockholders’ interests to change the Company’s independent registered public accounting firm. In addition, the Audit Committee ensures the mandatory, regular rotation of the lead audit partner, and in connection with that rotation, the Audit Committee and its Chairman are involved in the selection of the new lead audit partner.

After reviewing the performance of Haskell & White during the course of 2019 and Haskell & White’s independence, among other matters, the Audit Committee believes that the continued retention of Haskell & White to serve as the Company’s independent registered public accounting firm for 2019 is in the best interests of the Company and its stockholders. This appointment is being presented to the stockholders for ratification.

Although applicable law does not require stockholder ratification of the appointment of Haskell & White as the Company’s independent registered public accounting firm, our Board of Directors has determined to ascertain the position of our stockholders on the appointment. If stockholders fail to ratify the appointment of Haskell & White as the Company’s independent registered public accounting firm, the Audit Committee will reconsider whether to retain Haskell & White, but may ultimately decide to retain them. Any decision to retain Haskell & White or another independent registered public accounting firm will be made by the Audit Committee and will not be resubmitted to stockholders. In addition, even if stockholders ratify the appointment of Haskell & White, the Audit Committee retains the right to appoint a different independent registered public accounting firm for fiscal 2019 if the Audit Committee determines that it would be in the Company’s best interests to do so.

Required Vote

The ratification of the appointment of the independent registered public accounting firm will be approved if the number of votes cast “for” the ratification of Haskell & White exceed the number of votes cast “against” ratification.

Our Board of Directors recommends a vote “FOR” ratification of the appointment of Haskell & White as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

STOCKHOLDER PROPOSALS

In accordance with the rules of the SEC, stockholders wishing to submit proposals for inclusion in the proxy statement for the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) must submit their proposals to the Company on or before July 8, 2020, unless the date of the 2020 Annual Meeting is more than 30 days from the anniversary date of the 2019 Annual Meeting, in which case the proposals must be submitted a reasonable time before the Company begins to print and send its proxy materials. Such proposals should be sent by certified mail, return receipt requested, to the Company at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209, Attention: Corporate Secretary. In addition to being submitted in a timely manner, stockholder proposals must comply with the other requirements of Rule 14a-8 under the Exchange Act in order to be included in the Proxy Statement for the 2020 Annual Meeting.

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The Company’s Bylaws set forth certain procedures which stockholders must follow in order to nominate a director or present any other business, not submitted for inclusion in the proxy statement, at an annual stockholders’ meeting. Generally, a stockholder must give timely notice to the Corporate Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than 60 nor more than 90 days prior to the first anniversary of the 2019 Annual Meeting (that is, for the 2020 Annual Meeting, no earlier than September 18, 2020 and no later than October 18, 2020). However, in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of such meeting is first made. The Bylaws specify the information which must accompany such stockholder notice. Details of the provision of the Bylaws may be obtained by any stockholder from the Corporate Secretary of the Company. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

RELATED PERSON TRANSACTIONS

The Company’s Audit Committee Charter requires the Audit Committee to review policies and procedures regarding transactions between the Company and officers and directors that are not a normal part of the Company’s business. There are no formal written policies or procedures used by Board of Directors or the Audit Committee to review, approve or ratify related party transactions. Rather, the Board of Directors or the Audit Committee reviews all related party transactions on a case by case basis for potential conflict of interest situations on an ongoing basis and uses its discretion in approving all such transactions. The Board of Directors or the Audit Committee will apply the standards of Item 404(a) of Regulation S-K when evaluating certain relationships and related transactions.

On an annual basis, the Company determines whether there are any related party transactions that need to be evaluated and approved by the Board of Directors or the Audit Committee based on the responses received from each director and executive officer based on an annual questionnaire completed by the director or executive officer. While there are no formal written policies or procedures used, the Board of Directors or the Audit Committee may consider the following factors in evaluating related party transactions:

●	the nature of the related person’s interest in the transaction;

●	the presence of standard prices, rates, charges or terms otherwise consistent with arms-length dealings with unrelated third parties;

●	the materiality of the transaction to each party;

●	the reasons for the Company entering into the transaction with the related person;

●	the potential effect of the transaction on the status of a director as an independent, outside or disinterested director or committee member; and

●	any other factors the Board of Directors or the Audit Committee may deem relevant.

All of the arrangements discussed below have been approved by the Audit Committee and/or the independent members of our Board of Directors.

StrongVest Global Advisors, LLC

StrongVest Global Advisors, LLC (“StrongVest”), a wholly-owned subsidiary of the Company, served as the investment advisor to CWA Income ETF (the “Fund”), an exchange-traded fund and series of StrongVest ETF Trust (the “Trust”). CWA, which is 50% owned by Fundamental Global, the largest stockholder of the Company, was the sub-advisor to the Fund. Mr. Cerminara, Chief Executive Officer and Chairman of the Company, is Chief Executive Officer, Co-Founder and Partner of Fundamental Global and Co-Chief Investment Officer of CWA, and Mr. Johnson, Co-Chairman of the Board of Directors, is President, Co-Founder and Partner of Fundamental Global and Co-Chief Investment Officer of CWA. Messrs. Cerminara and Johnson are managing members of Fundamental Global, and each owns a 33.3% ownership interest in Fundamental Global.

37

In October 2019, StrongVest and the Trust were discontinued and liquidated. Prior to the winding down and liquidation of StrongVest and the Trust, the executive officers, employees and directors of the Company held various positions with StrongVest and the Trust. Mr. Cerminara, Chief Executive Officer and Chairman of the Company, served as President, Principal Executive Officer and Trustee of the Trust and Chief Executive Officer of StrongVest. Ryan R.K. Turner, an employee of the Company, served as President of StrongVest. John Puglia, an employee of the Company, served as Treasurer and Principal Financial Officer of the Trust and as Treasurer and Secretary of StrongVest (which positions were previously held by Mr. Schulz, former Chief Financial Officer of the Company), and Mr. Jeffrey L. Sutton, an employee of the Company, also served as Chief Compliance Officer of StrongVest and as Chief Compliance Officer and Secretary of the Trust.

Pursuant to an investment advisory agreement between the Fund and StrongVest (the “Advisory Agreement”), the Fund paid StrongVest a unitary fee for the services it provided payable on a monthly basis at the annual rate of 0.75% of the Fund’s average daily net assets, which fee was $64,993 and $38,638 in fiscal 2018 and fiscal 2017, respectively. Out of the unitary management fee, StrongVest was obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services and the fees and expenses of independent trustees (“Fund Expenses”), except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. StrongVest’s unitary management fee was designed to cause substantially all of the Fund’s expenses to be paid and to compensate StrongVest for providing services for the Fund. Pursuant to a sub-advisory agreement between StrongVest and CWA (the “Sub-Advisory Agreement”), StrongVest was obligated to pay CWA a fee for the services it provided payable on a monthly basis equal to 50% of the advisory fee that the Fund paid StrongVest (net of the Fund Expenses paid by StrongVest). Because Fund Expenses paid by StrongVest exceeded 50% of the advisory fee that the Fund paid StrongVest, StrongVest did not pay any amounts to CWA pursuant to this arrangement.

Blueharbor Bank

On April 27, 2017, we entered into a debt agreement with blueharbor bank consisting of (1) a $2.0 million five-year term loan secured by a first lien deed of trust on our Alpharetta, GA facility, bearing interest at a fixed rate of 4.5% and payable in equal monthly installments of principal and interest calculated based on a 20-year amortization schedule with a final balloon payment of approximately $1.7 million due on May 10, 2022, and (2) a line of credit of up to $1.0 million secured by a second lien deed of trust on our Alpharetta, GA facility, bearing interest at the Prime Rate published in the Wall Street Journal plus 0.25% (4.75% at December 31, 2017) and with a term ending May 10, 2018. On April 23, 2018, we entered into an agreement with blueharbor bank to extend the maturity date of the $1.0 million line of credit to May 10, 2019. Under the debt agreement, we were required to maintain a ratio of total liabilities to tangible net worth not in excess of 3 to 1 and maintain minimum liquidity of $2.0 million. As of December 31, 2017, the balance of the term loan including current maturities was $2.0 million. We also had outstanding borrowings on our line of credit of $0.5 million and had the ability to borrow up to an additional $0.5 million. As of December 31, 2017, we were in compliance with our debt covenants. During the year ended December 31, 2017, the Company repaid approximately $32,000 of principal on the term loan and paid an aggregate of $66,000 of interest under the debt agreement.

On June 29, 2018, we closed a sale-leaseback transaction of our Alpharetta, GA facility pursuant to which we sold the facility to Metrolina Alpharetta, LLC (“Metrolina”), a third party, for a purchase price of $7.0 million, with the Company simultaneously leasing the facility back pursuant to a 10-year lease agreement at an annual base rent equal to $600,000 during the first year of the lease term, with the annual rent thereafter increasing annually by 2%. As part of the closing, we issued ten-year warrants to Metrolina to purchase up to 100,000 shares of our common stock pursuant to a warrant agreement. At the closing, approximately $2.94 million of the sale proceeds was used to repay all outstanding amounts owed under, and to terminate, the $2.0 million five-year term loan and the line of credit of up to $1.0 million with blueharbor bank secured by the Alpharetta facility. Prior to the closing of the sale-leaseback, we had repaid approximately $32,000 in principal on the term loan during 2018. We paid an aggregate of $68,000 of interest under the debt agreement in 2018.

Mr. Cerminara, our Chairman and Chief Executive Officer, is a member of the board of directors of blueharbor bank. In addition, the funds managed by Fundamental Global, of which Mr. Cerminara is the Chief Executive Officer, Co-Founder and Partner, and Mr. Johnson, Co-Chairman of our Board of Directors, is the President, Co-Founder and Partner, and its affiliates together beneficially own less than five percent of the stock of blueharbor bank. The independent members of our Board of Directors approved our debt agreement with blueharbor bank.

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Fundamental Global Investors, LLC

Share Purchase Transaction

On September 9, 2018, the Company entered into a letter agreement with Fundamental Global, pursuant to which the Company sold 1,147,087 shares of common stock of BK Technologies, Inc. (now known as BK Technologies Corporation) to funds managed by, and other affiliates of, Fundamental Global, at a price of $3.95 per share, which represented the immediately preceding closing price on the NYSE American stock exchange. On March 11, 2019, BK Technologies, Inc. reorganized into a holding company structure which resulted in BK Technologies Corporation becoming the publicly-traded direct parent company of BK Technologies, Inc. The gross proceeds to the Company were approximately $4,530,994. Mr. Cerminara, the Company’s Chairman and Chief Executive Officer, is the Chief Executive Officer, Co-Founder and Partner of Fundamental Global, and Mr. Johnson, Co-Chairman of the Board of Directors, is the President, Co-Founder and Partner of Fundamental Global. The transaction was approved by the Audit Committee of the Company, comprised of only independent directors.

Firefly Transaction

On May 21, 2019, Strong Digital Media, LLC, a wholly-owned subsidiary of the Company (“SDM”), entered into a Taxicab Collaboration Agreement and a Unit Purchase Agreement (collectively, the “Firefly Agreements”) with Firefly Systems, Inc. (“Firefly”), pursuant to which SDM has agreed to make available to Firefly 300 digital taxi tops and the parties have agreed to coordinate the fulfilling of SDM’s agreements with the Metropolitan Taxicab Board of Trade, Inc. and Creative Mobile Media, LLC, each dated February 8, 2018. As consideration for entering into the Firefly Agreements, the Company received $4,785,072 million of Firefly’s Series A-2 preferred shares (“Firefly Shares”). The Firefly Shares, including those subsequently issued to an earn-out provision (if any), will be subject to a repurchase option for a period of three years to cover SDM’s indemnity obligations and other post-closing covenants under the Firefly Agreements. As a condition to the transaction, SDM has agreed to hold the Firefly Shares in an investment fund management by Fundamental Global, the controlling stockholder of the Company, that is wholly owned by SDM.

Indemnification Obligations

The funds managed by Fundamental Global, including the funds that directly own shares of our common stock, have agreed to indemnify Fundamental Global and its principals, including Messrs. Cerminara and Johnson, or any other person designated by Fundamental Global, for claims arising from Messrs. Cerminara’s and Johnson’s service on our Board of Directors, provided that a fund’s indemnity obligations are secondary to any obligations we may have with respect to Messrs. Cerminara’s and Johnson’s service on our Board of Directors.

ADDITIONAL INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Ballantyne believes that all persons subject to these reporting requirements filed the required reports on a timely basis during 2018.

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Appendix A

BALLANTYNE STRONG, INC.
2017 OMNIBUS EQUITY COMPENSATION PLAN

(Amended and Restated Effective as of October 28, 2019)

1. Establishment, Purpose, Duration.

a. Establishment. Ballantyne Strong, Inc. (the “Company”), established the Ballantyne Strong, Inc. 2017 Omnibus Equity Compensation Plan (the “Plan”) effective as of March 23, 2017 (the “Effective Date”), and the Plan was first approved by the stockholders of the Company on June 15, 2017 (the “Approval Date”). Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan. The Plan is amended and restated as set forth herein by the Board effective as of October 28, 2019 (the “Restatement Date”), subject to approval by the stockholders of the Company.

b. Purpose. The purpose of the Plan is to attract and retain Directors, Consultants, officers and other key Employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

c. Duration. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Restatement Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d. Prior Plans. The Ballantyne Strong, Inc. 2010 Long-Term Incentive Plan and the Ballantyne Strong, Inc. 2014 Non-Employee Directors’ Restricted Stock Plan (each a “Prior Plan” and collectively, the “Prior Plans”) each terminated in its entirety effective on the Approval Date; provided that all outstanding awards under the Prior Plans as of the Approval Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the applicable Prior Plan.

2. Definitions. As used in the Plan, the following definitions shall apply.

“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“Approval Date” has the meaning given such term in Section 1(a).

“Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Other Share-Based Awards, or Cash-Based Awards granted pursuant to the terms and conditions of the Plan.

“Award Agreement” means either: (a) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” shall mean a cash Award granted pursuant to Section 11 of the Plan.

“Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term, if any, (i) in the employment, letter or severance agreement, if any, between the Participant and the Company or a Subsidiary, or (ii) if none, under a severance plan or arrangement maintained by the Company or a Subsidiary that applies to the Participant on the date of termination. If the Participant is not a party to an employment, letter or severance agreement with the Company or a Subsidiary in which such term is defined or if during the applicable severance protection period, the Participant is not a participant in any severance plan or arrangement maintained by the Company or a Subsidiary, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean that the Participant (a) acted dishonestly or incompetently or engaged in willful misconduct in performance of his or her duties, (b) breached fiduciary duties owed to the Company, (c) intentionally failed to perform reasonably assigned duties which the Participant did not satisfactorily correct within 30 calendar days following written notification, (d) was convicted or pleaded guilty plea or plea of nolo contendere of any felony crime involving dishonesty, and/or (e) otherwise committed any act which could have a material adverse impact on the business of the Company.

A-1

“Change in Control” means the occurrence of one of the following events:

a. Change of Ownership. A change in ownership occurs if a person, or a group of persons acting together (in each case, other than Fundamental Global Investors, LLC and its affiliates), acquires more than fifty percent (50%) of the stock of the Company, measured by total voting power or fair market value. Incremental increases in ownership by a person or group that already owns fifty percent (50%) of the stock of the Company do not result in a change of ownership.

b. Change in Effective Control. A change in effective control occurs if, over a twelve (12) month period: (i) a person or group (other than Fundamental Global Investors, LLC and its affiliates) acquires stock representing fifty percent (50%) of the total voting power of the Company; or (ii) a majority of the members of the Board is replaced by directors not endorsed by the persons who were members of the Board before the new directors’ appointment.

c. Change in Ownership of a Substantial Portion of Corporate Assets. A change in control based on the sale of assets occurs if a person or group (other than Fundamental Global Investors, LLC and its affiliates) acquires fifty percent (50%) or more of the total gross fair market value of all the assets of the Company over a twelve (12) month period. No change in control results pursuant to this subparagraph (c) if the assets are transferred to entities owned or controlled directly or indirectly by the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed, and, to the extent applicable with respect to Awards intended to qualify for the Performance-Based Exception, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code.

“Company” has the meaning given such term in Section 1(a) and any successor thereto.

“Consultant” means an independent contractor that (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

“Date of Grant” means the date specified by the Committee on which the grant of an Award is to be effective. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

“Director” means any individual who is a member of the Board and who is not an Employee.

“Detrimental Activity” except as may be otherwise specified in a Participant’s Award Agreement, means: (a) Engaging in any activity of competition, as specified in any covenant not to compete set forth in any agreement between a Participant and the Company or a Subsidiary, including, but not limited to, the Participant’s Award Agreement or any severance plan maintained by the Company or a Subsidiary that covers the Participant, during the period of restriction specified in the agreement or plan prohibiting the Participant from engaging in such activity; (b) Engaging in any activity of solicitation, as specified in any covenant not to solicit set forth in any agreement between a Participant and the Company or a Subsidiary, including, but not limited to, the Participant’s Award Agreement or any severance plan maintained by the Company or a Subsidiary that covers the Participant, during the period of restriction specified in the agreement or plan prohibiting the Participant from engaging in such activity; (c) The disclosure of confidential information to anyone outside the Company or a Subsidiary, or the use in other than the Company’s or a Subsidiary’s business in violation of any covenant not to disclose set forth in any agreement between a Participant and the Company or a Subsidiary, including, but not limited to, the Participant’s Award Agreement or any severance plan maintained by the Company or a Subsidiary that covers the Participant, during the period of restriction specified in the agreement or plan prohibiting the Participant from engaging in such activity; (d) The violation of any development and inventions, ownership of works, or similar provision set forth in any agreement between a Participant and the Company or a Subsidiary, including, but not limited to, the Participant’s Award Agreement or any severance plan maintained by the Company or a Subsidiary that covers the Participant; (e) Participant’s commission of any act of fraud, misappropriation or embezzlement against or in connection with the Company or any of its Subsidiaries or their respective businesses or operations; or (f) a conviction, guilty plea or plea of nolo contendere of Participant for any crime involving dishonesty or for any felony.

A-2

“Effective Date” has the meaning given such term in Section 1(a).

“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable the NYSE American, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

“Good Reason” as a reason for a Participant’s termination of employment shall have the meaning assigned such term, if any, (i) in the employment, letter or severance agreement, if any, between the Participant and the Company or a Subsidiary, or (ii) if none, under a severance plan or arrangement maintained by the Company or a Subsidiary that applies to the Participant on the date of termination. If the Participant is not a party to an employment, letter or severance agreement with the Company or a Subsidiary in which such term is defined or if during the applicable severance protection period, the Participant is not a participant in any severance plan or arrangement maintained by the Company or a Subsidiary, then unless otherwise defined in the applicable Award Agreement, “Good Reason” shall mean, without the Participant’s consent: (a) any material diminution in the Participant’s compensation or benefits, unless such diminution is made generally applicable to all similarly situated employees of the Company, (b) the assignment to the Participant of any duties inconsistent with, or substantially adverse to his or her status and duties, or a reduction in title, (c) a material breach by the Company or a Subsidiary of its obligations under the Participant’s employment agreement, if any, and/or (d) the relocation of the Participant’s primary work location to a location more than fifty (50) miles away from its current location. A termination of Participant’s employment by Participant shall not be deemed to be for Good Reason unless (x) Participant gives notice to the Company of the existence of the event or condition constituting Good Reason within 30 calendar days after such event or condition initially occurs or exists, and (y) the Company fails to cure such event or condition within 30 calendar days after receiving such notice. Additionally, Participant must terminate his or her employment within 90 calendar days after the initial occurrence of the circumstance constituting Good Reason for such termination to be “Good Reason” hereunder.

“Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as applicable to any award granted prior to November 3, 2017 that was intended to qualify for such exception.

A-3

“Performance Objectives” means the performance objective or objectives established by the Committee with respect to an Award granted pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 13(b). The Performance Objectives may be made relative to the performance of a group of comparable companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors. Any Performance Objectives that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

“Plan” means this Ballantyne Strong, Inc. 2017 Omnibus Equity Compensation Plan, as amended from time to time.

“Prior Plan” and “Prior Plans” have the meaning given such terms in Section 1(d).

“Qualified Termination” means any termination of a Participant’s employment during the two-year period commencing on a Change in Control by the Company, any of its Subsidiaries or the resulting entity in connection with a Change in Control other than for Cause or by the Participant for Good Reason.

“Restatement Date” has the meaning given such term in Section 1(a).

“Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Share” means a share of common stock of the Company, $0.01 par value per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 15.

“Stock Appreciation Right” means a right granted pursuant to Section 7.

“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

“Ten Percent Stockholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3. Shares Available Under the Plan.

a. Shares Available for Awards. The maximum number of Shares that may be granted pursuant to Awards under the Plan shall be 3,746,189 Shares (all of which may be issued pursuant to Incentive Stock Options), plus any Shares covered by an award outstanding under a Prior Plan on or after the Restatement Date that is forfeited, canceled, surrendered, settled in cash or otherwise terminated without the issuance of such Shares. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.

A-4

b. Share Counting. The following Shares shall not count against the Share limit in Section 3(a): (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; and (iii) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Directors or Consultants as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

c. Prohibition of Share Recycling. The following Shares subject to an Award shall not again be available for grant as described above, regardless of whether those Shares are actually issued or delivered to the Participant: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

d. Performance-Based Exception Limits. Subject to adjustment as provided in Section 15 of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception: (i) the maximum aggregate number of Shares that may be subject to Stock Options or Stock Appreciation Rights granted in any calendar year to any one Participant shall be 200,000 Shares; (ii) the maximum aggregate number of Restricted Shares and Shares issuable or deliverable under Restricted Share Units and Other Share-Based Awards granted in any calendar year to any one Participant shall be 120,000 Shares; (iii) the maximum aggregate compensation that can be paid pursuant to Cash-Based Awards or Other Share-Based Awards granted in any calendar year to any one Participant shall be $1,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount; and (iv) the maximum dividend equivalents that may be paid in any calendar year to any one Participant shall be $100,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

e. Director Limits. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year, taken together with any cash fees paid to such person during such calendar year, shall not exceed $200,000.

4. Administration of the Plan.

a. In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its sole discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

b. Determinations. The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Directors, Consultants, Employees, Participants and their estates and beneficiaries.

c. Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control.

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5. Eligibility and Participation. Each Employee, Director and Consultant is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. No dividend equivalents may be granted with respect to the Shares underlying a Stock Option.

b. Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

d. Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one or more Performance Objectives, and (b) time-based vesting requirements.

e. Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

f. Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i) Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

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(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. No dividend equivalents may be granted with respect to the Shares underlying a Stock Appreciation Right.

b. Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

d. Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

e. Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

c. Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain any certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

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d. Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that any dividends with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

c. Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

d. Dividend Equivalents. Restricted Share Units may provide the Participant with dividend equivalents, payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Restricted Share Units shall be accumulated or deemed reinvested in additional Restricted Share Units, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

a. Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

c. Dividend Equivalents. Other Share-Based Awards may provide the Participant with dividend equivalents, on payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to unvested Other Share-Based Awards shall be accumulated or deemed reinvested, subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

11. Cash-Based Awards. Subject to the terms and conditions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions as shall be determined by the Committee in its sole discretion. Each Cash-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and the other terms and conditions, as applicable, of such Award which may include, without limitation, restrictions based on the achievement of specific Performance Objectives.

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12. Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 12): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

13. Section 162(m).

a. In General. Notwithstanding anything in the Plan to the contrary, Awards may have been granted in a manner intended to qualify for the Performance-Based Exception. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Restricted Shares, Restricted Share Units, Other Share-Based Awards and Cash-Based Awards intended to qualify for the Performance-Based Exception shall be conditioned on the attainment of one or more Performance Objectives during a performance period established by the Committee and must satisfy the requirements of this Section 13.

b. Performance Objectives. If an Award is intended to qualify for the Performance-Based Exception, then the Performance Objectives shall be based on specified levels of or growth in one or more of the following criteria, and the Performance Objectives applicable to any other Award may be, but shall not be required to be, based on one or more of the following criteria: return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest, taxes, depreciation and/or amortization, sales, sales growth, gross margin, return on investment, increase in the fair market value of the Company’s common stock, share price (including but not limited to, growth measures and total stockholder return), operating income or profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory terms, financial return ratios, total return to stockholders, market share, earnings measures/ratios, economic or incremental value added, economic profit, balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, working capital measurements (such as average working capital divided by sales), customer or dealer satisfaction surveys and productivity.

c. Establishment of Performance Objectives. With respect to Awards intended to qualify for the Performance-Based Exception, the Committee shall establish: (i) the applicable Performance Objectives and performance period, and (ii) the formula for computing the payout. Such terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of: (x) ninety days after the beginning of the applicable performance period; or (y) the expiration of twenty-five percent (25%) of the applicable performance period.

d. Certification of Performance. With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Objectives and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award. Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.

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e. Adjustments. If the Committee determines that a change in the Company’s business, operations, corporate structure or capital structure, or in the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may in its discretion adjust such Performance Objectives or the related level of achievement, in whole or in part, as the Committee deems appropriate and equitable, including, without limitation, to exclude the effects of events that are unusual in nature or infrequent in occurrence (as determined in accordance with applicable financial accounting standards), cumulative effects of tax or accounting changes, discontinued operations, acquisitions, divestitures and material restructuring or asset impairment charges; provided, however, that in no event will any such adjustment be made that would cause an Award intended to qualify for the Performance-Based Exception to fail to so qualify.

f. Negative Discretion. With respect to any Award intended to qualify for the Performance-Based Exception, after the date that the Performance Objectives are required to be established in writing pursuant to Section 13(c), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives. However, the Committee may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

14. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

15. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 15 that would (i) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (ii) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

16. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

17. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of the exercise of a Stock Option or Stock Appreciation Right, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the minimum amount required to be withheld or paid, or such other amount as will not result in an adverse accounting consequence to the Company. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

18. Foreign Employees. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may approve such sub-plans, supplements to or amendments, modifications, restatements or alternative versions of this Plan as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have employees.

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19. Detrimental Activity; Forfeiture of Awards.

a. Detrimental Activity. If a Participant engages in Detrimental Activity, either during service with the Company or a Subsidiary or within two (2) years after termination of such service, then, promptly upon receiving notice of the Committee’s determination, the Participant shall: (i) forfeit all Awards granted under the Plan to the extent then held by the Participant; (ii) return to the Company or the Subsidiary all Shares that the Participant has not disposed of that had been acquired pursuant to all Awards granted under the Plan, in exchange for payment by the Company or the Subsidiary of any amount actually paid therefor by the Participant; and (iii) with respect to any Shares acquired pursuant to an Award granted under the Plan that were disposed of, pay to the Company or the Subsidiary, in cash, the excess, if any, of: (A) the Fair Market Value of the Shares on the date acquired, over (B) any amount actually paid by the Participant for the Shares. This Section 19(a)(ii) and (iii) shall apply only to Shares that were acquired pursuant to the Award during a period of two (2) years prior to the date of the Participant’s initial commencement of the Detrimental Activity (or such other period of time specified by the Committee in the Award Agreement).

b. Compensation Recovery Policy. Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy maintained by the Company from time to time, including any such policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the Securities and Exchange Commission or applicable securities exchange.

c. Set-Off and Other Remedies. To the extent that amounts are not immediately returned or paid to the Company as provided in this Section 19, the Company may, to the extent permitted by Applicable Laws, seek other remedies, including a set off of the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant for any reason, including, without limitation, wages, or vacation pay or other benefits; provided, however, that, except to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4), such offset shall not apply to amounts that are “deferred compensation” within the meaning of Section 409A of the Code.

20. Change in Control.

a. Committee Discretion. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, determine whether and to what extent outstanding Awards under the Plan shall be assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, whether such Awards shall be continued by the Company), in each case subject to equitable adjustments in accordance with Section 15 of the Plan.

b. Awards that are Assumed. To the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are continued by the Company) as provided in Section 20(a) of the Plan, then: (i) any outstanding Awards that are subject to Performance Objectives shall be converted by the resulting entity, as if “target” performance had been achieved as of the date of the Change in Control, and shall continue to vest during the remaining performance period or other period of required service, and (ii) all other Awards shall continue to vest during the applicable vesting period, if any. Notwithstanding the preceding sentence, if a Participant incurs a Qualified Termination, then upon such termination (A) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (B) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (C) all outstanding Awards shall become fully vested.

c. Awards that are not Assumed. To the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are not continued by the Company) in accordance with Section 20(a) of the Plan, then effective immediately prior to the Change in Control: (i) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (ii) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (iii) all outstanding Awards shall become fully vested.

d. Cancellation Right. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, provide that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change in Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards.

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21. Amendment, Modification and Termination.

a. In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b. Adjustments to Outstanding Awards. The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be made at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 21(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A.

c. Prohibition on Repricing. Except for adjustments made pursuant to Sections 15 or 20, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Sections 15 or 20. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 21(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 15 or 20.

d. Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 15, 20, 21(b) and 23(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an ISO held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

22. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

23. Miscellaneous.

a. Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

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b. No Right of Continued Employment. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. Awards granted under the Plan shall not be considered a part of any Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments, and in no event shall any Award be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary or affiliate.

c. Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

d. Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

e. Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

f. Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

[END OF DOCUMENT]

A-13

If you have any questions, require any assistance in voting your shares in the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call Alliance Advisors LLC, the Company’s proxy solicitor, at the toll-free telephone number included below.

Alliance Advisors LLC 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 Toll-free number: (844) 670-2148 Fax: (973) 338-1430

BALLANTYNE STRONG, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P. O. Box 1342
Brentwood, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/16/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/16/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) D. Kyle Cerminara   02) Lewis M. Johnson   03) William J. Gerber   04) Jack H. Jacobs   05) Charles T. Lanktree
06) Robert J. Roschman   07) Ndamukong Suh

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. The undersigned has received the company's proxy statement and hereby revokes any other proxy or proxies previously given or executed, in any form, to vote or act with respect to the shares of Common Stock held by the undersigned at the 2019 Annual Meeting of Stockholders.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000430841_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report with Form 10-K is/are available at www.proxyvote.com

BALLANTYNE STRONG, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 17, 2019

The stockholder hereby appoints D. Kyle Cerminara and Mark D. Roberson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common stock of BALLANTYNE STRONG, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time, on December 17, 2019, at the principal executive offices of Ballantyne Strong, Inc. located at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

0000430841_2 R1.0.1.18

Continued and to be signed on reverse side